As filed with the Securities and Exchange Commission on March 29, 2010

Securities Act File No. 333-164974

Investment Company Act File No. 811-22391

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 2

Nuveen Build America Bond Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service.

Copies of Communications to:

Stacy H. Winick	Eric F. Fess	Leonard B. Mackey, Jr.
K&L Gates LLP	Chapman and Cutler LLP	Clifford Chance US LLP
1601 K Street, N.W.	111 W. Monroe	31 West 52nd Street
Washington, DC 20006	Chicago, IL 60603	New York, NY 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)		Amount of Registration Fee
Common Shares, $0.01 par value	1,000 Shares	$20.00	$20,000	(1)	$1.43	(2)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated March 29, 2010

PROSPECTUS

                 Shares

Nuveen Build America Bond Fund

Common Shares

$20.00 per Share

Investment Objectives.    The Nuveen Build America Bond Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, the Fund will seek to enhance portfolio value and total return. The Fund cannot assure you that it will achieve its investment objectives.

Fund Strategies.    The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”), as described further in this prospectus. The Fund believes there could be an opportunity to capitalize on the developing market for BABs by investing in taxable municipal issues at attractive market yields relative to the yields on equivalently rated corporate bonds. Nuveen Asset Management (“NAM”), the Fund’s investment adviser, will use its credit research driven investment process to assemble a diversified portfolio. In addition, the Fund will use an integrated leverage and hedging strategy that, in NAM’s judgment, has the potential to enhance income and risk-adjusted total return over time. The Fund’s overall goal is to outperform over time the Barclays Capital Build America Bond Index (“BABs Index”), an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.

(continued on following page)

It is anticipated that the Fund’s common shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “NBB.”

Investing in the Fund’s common shares involves certain risks. See “Risks” beginning on page 41 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 15 of this prospectus.

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$.90	$
Proceeds to the Fund(2)	$19.10	$
(1)	NAM (and not the Fund) has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a structuring fee to each of Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Raymond James Associates, Inc., and Ameriprise Financial Services, Inc., a marketing and structuring fee to Morgan Stanley & Co. Incorporated, and may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with the offering. See “Underwriting.”
(2)	Total expenses of issuance and distribution (other than underwriting discounts and commissions) are estimated to be $ per share ($ ). After payment of such expenses, proceeds to the Fund will be $19.10 per share. The Fund has agreed to pay the underwriters $ or $ if the underwriters exercise the over-allotment option in full ($.00667) as a partial reimbursement of expenses incurred in connection with the offering. Nuveen Asset Management has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay the amount by which the Fund’s offering costs (other than sales load, but inclusive of such $.00667 per common share reimbursement) exceed $.04 per common share.
(3)	The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price less the sales load within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the Public offering price, Sales load and Proceeds to the Fund will be $ , $ and $ , respectively. See “Underwriting.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about                 , 2010.

BofA Merrill Lynch	Citi	Morgan Stanley	Wells Fargo Securities

Nuveen Investments, LLC	Raymond James	Ameriprise Financial Services, Inc.

J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott	Ladenburg Thalmann & Co. Inc.

Maxim Group LLC	Oppenheimer & Co.	RBC Capital Markets	Stifel Nicolaus

The date of this prospectus is                 , 2010.

Build America Bonds.    BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”). As described more fully herein, the Act authorizes state and local governments to sell new BABs issues without limitation through December 31, 2010. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. See “The Fund’s Investments.”

Currently, bonds issued after December 31, 2010 will not qualify as BABs unless the relevant provisions of the Act are extended. The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program, including changes that would make it permanent, reduce the amount of the subsidy, and allow proceeds to be used for certain private, non-municipal activities or for refinancing capital expenditures. It cannot be predicted whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Fund. See “The Fund’s Investments.”

Portfolio Contents.    Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined in this prospectus) in BABs. The Fund may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, tax-exempt municipal securities, U.S. Treasury securities and obligations of the U.S. Government and its agencies. See “The Fund’s Investments.” At least 80% of Managed Assets will be invested in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the nationally recognized statistical rating organizations (“NRSROs”) that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by NAM. The Fund may invest up to 20% of its Managed Assets in securities that at the time of investment are rated below investment grade quality or that are unrated by any NRSRO but judged to be of comparable quality by NAM. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk” bonds. See “Build America Bonds” on page 6 for, among other things, a discussion of anticipated changes in certain ratings methodologies.

Contingent Term Provision.    Under its Declaration of Trust, the Fund has no limitation on its term of existence. To accommodate the possibility that the BABs program will not be extended, if, for any twenty-four month period ending on or prior to December 31, 2014, there are no new issuances of Build America Bonds or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Fund will terminate on or around June 30, 2020 (“Contingent Term Provision”). Such issuances may cease if the current legislation authorizing the U.S. government subsidy for the issuances is not extended beyond December 31, 2010, and no similar legislation is enacted. If the Fund terminates, the Fund will distribute all of its net assets to shareholders of record as of the date of termination. The Fund’s investment objectives and policies are not designed to seek to return to investors who purchase common shares in this offering the amount of their initial investment on the termination date, and such initial investors and any investors who purchase common shares after the completion of the offering may receive more or less than their original investment upon termination. See “The Fund’s Investments.”

Integrated Leverage and Hedging Strategy. The Fund anticipates using an integrated leverage and hedging strategy to seek to enhance its potential current income and longer-term risk-adjusted total return, while seeking to maintain a level of interest rate risk comparable to that of the BABs Index. The Fund expects to use leverage instruments that will have a funding cost based on short- to intermediate-term market interest rates. Because such interest rates are expected to be generally lower than the yields on the long-term bonds in which the Fund invests, NAM believes that the use of leverage will generally increase common share net income.

The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. In particular, leverage increases interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those securities rise (or fall). The Fund’s hedging strategy seeks to reduce this increased interest rate risk by systematically reducing the leverage-adjusted portfolio duration (duration is a measure of the sensitivity of bond prices to changes in interest rates) to a level comparable to the duration of the BABs Index. This hedging strategy is not expected to reduce other types of risk, such as credit risk, which are also increased by the Fund’s use of leverage.

The Fund’s use of derivatives such as bond futures or interest rate swaps in hedging interest rate risk will generate costs that will effectively reduce the Fund’s net asset value. These capital costs may be offset over time by capital appreciation of the Fund’s portfolio. The potential to achieve such capital appreciation will depend largely on NAM’s investment capabilities in executing the Fund’s investment strategy as well as the performance of BABs relative to the securities underlying the Fund’s hedging instruments. If and to the extent that such capital appreciation does not occur or is less than these hedging costs, however, the Fund’s total returns can be expected to be less than the Fund’s net earnings (and, over time, distributions).

The Fund may employ the following leverage instruments: (a) borrowings, including loans from certain financial institutions (“bank credit facility”), and/or the issuance of debt securities including fixed and floating rate notes or liquidity supported variable rate demand obligations (collectively, “Debt”); (b) portfolio investments that have the economic effect of leverage, including but not limited to investments in inverse floating rate securities; and (c) the issuance of preferred shares (“Preferred Shares), although the Fund has no current intention to issue Preferred Shares. Based on current market conditions, the Fund intends to implement its leveraging strategy principally by using (a) Debt and (b) investments in inverse floating rate securities. Initially after the closing of this offering, the Fund intends to establish a bank credit facility. If current market conditions persist, the combined economic effect of the total leverage used by the Fund (“effective leverage”) is expected to be in the range of 25% and 27% of its Managed Assets upon completion of the invest-up period. The Fund intends to limit its total effective leverage to 33% of Managed Assets. The Fund’s integrated leverage and hedging strategy may not work as planned or achieve its goals.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated                     , 2010, as it may be supplemented, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 69 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund, especially the information set forth under the heading “Risks.”

The Fund	Nuveen Build America Bond Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

The Offering	The Fund is offering common shares of beneficial interest at $20.00 per share through a group of underwriters (the “Underwriters”) led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Citigroup Global Markets Inc. (“Citi”), Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Wells Fargo Securities, LLC (“Wells Fargo”), Nuveen Investments, LLC (“Nuveen”), Raymond James & Associates, Inc. (“Raymond James”) and Ameriprise Financial Services, Inc. (“Ameriprise”). Certain Underwriters participating in this offering or their affiliates, including Merrill Lynch (which is a remote affiliate of NAM and the Fund), Citi and Wells Fargo, have an ownership interest in Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of Nuveen Asset Management (“NAM”), the Fund’s investment adviser. See “Management of the Fund—Investment Adviser.” The common shares of beneficial interest are called “Common Shares” in this prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. See “Underwriting.” NAM has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load, but inclusive of the partial reimbursement of expenses) that exceed $.04 per Common Share.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for you if you are seeking:

•	A new opportunity to invest in a predominately investment grade portfolio of taxable municipal securities;

•	Potential for current income and the potential for additional total return;

•	Regular monthly dividends that are automatically reinvested, or may be received in cash;

•	Potential for daily liquidity afforded by listing on the New York Stock Exchange;

•	Portfolio diversification potential from exposure to municipal securities, whose issuers have historically demonstrated a lower default rate than issuers of equivalently rated corporate bonds; and

•	Professional selection and active management by NAM.

However, keep in mind that you will need to assume the risks associated with an investment in the Fund. See “Risks.”

Investment Objectives	The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, the Fund will seek to enhance portfolio value and total return. The Fund’s investment objectives and certain investment policies specifically identified as such are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will achieve its investment objectives. See “The Fund’s Investments” and “Risks.”

Fund Strategies	The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”), as discussed further in this prospectus. The Fund believes there could be an opportunity to capitalize on the developing market for BABs by investing in taxable municipal issues at attractive market yields relative to the yields on equivalently rated corporate bonds. NAM, the Fund’s investment adviser, will use its credit research driven investment process to assemble a diversified portfolio. In addition, the Fund will use an integrated leverage and hedging strategy that, in NAM’s judgment, has the potential to enhance income and risk-adjusted total return over time. The Fund’s overall goal is to outperform over time the Barclays Capital Build America Bond Index (“BABs Index”), an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

Build America Bonds	BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”).

Enacted in February 2009, the Act was intended in part to assist state and local governments in financing capital projects at lower net borrowing costs through direct subsidies designed to stimulate state and local infrastructure projects, create jobs and encourage non-traditional municipal security investors. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. BAB issuers may elect either (i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (“direct pay”) or (ii) to cause investors in the bonds to receive federal tax credits (“tax credit”).

Most issuers of direct pay BABs currently receive a subsidy from the U.S. Treasury equal to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended or similar legislation is enacted that provides for municipal issuers to elect to issue taxable municipal securities and receive from the U.S. Treasury direct pay federal subsidies to offset a portion of the interest costs incurred over the full term of such taxable municipal securities. Currently under the Act, BABs cannot be used to finance private, non-municipal activities, and can only be used to fund capital expenditures. The proceeds of BAB issuances are used for public benefit and generally support facilities that meet such essential needs as water, electricity, transportation, and education. Moreover, many BABs are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program, including changes that would make it permanent, reduce the amount of the subsidy, and allow proceeds to be used for certain private, non-municipal activities or for refinancing capital expenditures. It cannot be predicted whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Fund. If, for any twenty-four month period ending on or prior to December 31, 2014, there are no new issuances of Build America Bonds or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Fund will terminate on or around June 30, 2020. See “Contingent Term Provision” on pages 30-31 for additional information.

NAM believes that BABs presently offer a more compelling yield opportunity than equivalently rated corporate bonds. Municipal issuers, of which BABs issuers are a major subset, have historically lower default rates than issuers of equivalently rated corporate bonds. Past default rates are not predictive of future default rates.

In response to the market’s desire for ratings comparability, Moody’s Investor Service, Inc. (“Moody’s”) has announced that it plans to recalibrate in April 2010 its long-term U.S. municipal ratings to its global ratings scale. According to Moody’s, the recalibration is intended to provide comparability of ratings across the Moody’s-rated universe and does not reflect an improvement in credit quality or a change in Moody’s credit opinion for rated issuers of municipal securities. Moody’s has announced that the recalibration will be implemented in stages and is expected to occur over a four week period. NAM does not believe that the Moody’s recalibration will have an adverse impact on the Fund.

Based on current market conditions, the Fund anticipates investing in direct pay BABs and not in tax credit BABs. However, the Fund has no policy with respect to direct pay or tax credit BABs and may invest in either type of BAB at any time. Under the terms of the Act, issuers of direct pay BABs are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds, a new type of taxable governmental bond similar to BABs) of the interest paid on the bonds, which continues for the life of the bond. Issuance of BABs commenced in April 2009 and bonds issued after December 31, 2010 (referred to as the “sunset”) will not qualify as BABs unless the relevant provisions of the Act are extended. As currently enacted, the Act contains no budgetary limit on issuances through the program through the sunset. However, BABs issuances currently are limited to public purpose or essential purpose bonds. As currently enacted, the Act does not permit refunding issuances, private activity bond issuances, or deficit fund issuances.

According to a February 2010 report issued by the Municipal Securities Rulemaking Board (“MSRB”), 749 BABs issues came to market in 2009 totaling approximately $64 billion. Between April 15, 2009 and December 31, 2009, BABs issuance accounted for 20% of long-term securities issued in the municipal market, such that taxable municipal securities issuance (including BABs) represented 26% of the overall municipal market. Municipal market research analysts expect such BABs issuance trends to continue throughout 2010, when the BABs program is currently scheduled to sunset. For example, J.P. Morgan municipal market research analysts currently project BABs issuance of approximately $110 billion in 2010. By December 31, 2010, they expect the BAB total market size to be approximately $172 billion. See “Risks—Build America Bonds Risk.”

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in BABs. This investment policy may be changed with 60 days’ notice to shareholders. The Fund may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase BABs (including for purposes of the 80% test) and other municipal securities (taxable or tax-exempt) in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed-coupon, variable rate, zero coupon, capital appreciation bonds, floating rate securities, inverse floating rate securities and other derivative instruments that replicate investment exposure to BABs or other municipal securities. Such BABs and other municipal securities may be acquired through investments in pooled vehicles, partnerships or other investment companies. The Fund may also purchase BABs and other municipal securities representing a wide range of sectors and purposes.

The Fund anticipates that, upon full investment of the net proceeds of this offering, the average credit quality of its investments will be A+. In addition, the Fund anticipates using leverage to seek to enhance current income and total returns. See “Leverage.”

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the nationally recognized statistical rating organizations (“NRSROs”) that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by NAM.

•

The Fund may invest up to 20% of its Managed Assets in securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by NAM. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds”. See “Risks—Credit and Below Investment Grade Risk.”

•

The Fund will generally invest in securities with intermediate- or long-term maturities. The Fund anticipates having a weighted average maturity of 15 to 35 years. The weighted average maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the market offer the most favorable relative investment values and opportunities for income and total return.

•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•

The Fund will not invest more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). See “Risks—Illiquid Securities Risk.”

•

The Fund also may invest up to 20% of its total assets in certain derivative instruments to enhance returns. Such derivatives include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or similar instruments. This limit will apply to the investment exposure created by those derivative instruments. Inverse floating rate securities are not regarded as derivatives for this purpose. NAM may also use derivative instruments to hedge some of the risk of the Fund’s investments in municipal securities. These types of strategies may generate taxable income. See “The Fund’s Investments—Derivatives.”

See “The Fund’s Investments—Investment Objectives and Policies.”

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. There can be no assurance that such strategies will be successful. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates. See “The Fund’s Investments—Portfolio Composition and Other Information—Municipal Securities—Inverse Floating Rate Securities” and “—Floating Rate Securities.”

Contingent Term Provision

Under its Declaration of Trust, the Fund has no limitation on its term of existence. To accommodate the possibility that the BABs program will not be extended, if for any twenty-four month period ending on or prior to December 31, 2014, there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Fund will terminate on or around June 30, 2020 (the “Contingent Term Provision”). Such issuances may cease if the current legislation authorizing the U.S. government subsidy for the issuances is not extended beyond December 31, 2010, and no similar legislation is enacted. Currently there are several proposals either to make such legislation permanent or to extend it beyond its scheduled sunset date. If, because there are no such new issuances, the Fund is to terminate on June 30, 2020, the Fund’s Board of Trustees may extend the term of the Fund for up to six months after that date if deemed to be in the best interests of shareholders, but otherwise may not extend the term of the Fund without shareholder approval. Furthermore, the Fund can be terminated at any time by action of the Trustees, or by action of the shareholders, which could occur prior to June 30, 2020. If the Fund terminates, the Fund will distribute all of its net assets to shareholders of record as of the date of termination. The Fund’s investment objectives and policies are not designed to seek to return to investors who purchase common shares in this offering the amount of their initial investment on the termination date, and such initial investors and any investors who purchase common shares after the completion of the offering may receive more or less than their original investment upon termination.

Leverage	Integrated Leverage and Hedging Strategy. The Fund anticipates using an integrated leverage and hedging strategy to seek to enhance its potential current income and longer-term risk-adjusted total return, while seeking to maintain a level of interest rate risk comparable to that of the BABs Index. The Fund expects to use leverage instruments that will have a funding cost based on short- to intermediate-term market interest rates. Because such interest rates are expected to be generally lower than the yields on the long-term bonds in which the Fund invests, NAM believes that the use of leverage will generally increase Common Share net income.

The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. In particular, leverage increases interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those securities rise (or fall). The Fund’s hedging strategy seeks to reduce this increased interest rate risk by systematically reducing the leverage-adjusted portfolio duration (duration is a measure of the sensitivity of bond prices to changes in interest rates) to a level comparable to the duration of the BABs Index. This hedging strategy is not expected to reduce other types of risk, such as credit risk, which are also increased by the Fund’s use of leverage. The Fund’s leverage and hedging techniques are referred to as integrated because the Fund’s use of hedging strategies is expected to be directly calibrated to any increased interest rate risk, relative to the Fund’s benchmark, due to the use of leverage.

The Fund’s use of derivatives such as bond futures or interest rate swaps in hedging interest rate risk will generate costs that will effectively reduce the Fund’s net asset value. These capital costs may be offset over time by capital appreciation of the Fund’s portfolio. The potential to achieve such capital appreciation will depend largely on NAM’s investment capabilities in executing the Fund’s investment strategy as well as the performance of BABs relative to the securities underlying the Fund’s hedging instruments. If and to the extent that such capital appreciation does not occur or is less than these hedging costs, however, the Fund’s total returns can be expected to be less than the Fund’s net earnings (and, over time, distributions).

The Fund may employ the following leverage instruments: (a) borrowings, including loans from certain financial institutions (“bank credit facility”), and/or the issuance of debt securities including fixed and floating rate notes or liquidity supported variable rate demand obligations (collectively, “Debt”); (b) portfolio investments that have the economic effect of leverage, including but not limited to investments in inverse floating rate securities; and (c) the issuance of preferred shares (“Preferred Shares), although the Fund has no current intention to issue Preferred Shares. Based on current market conditions, the Fund intends to implement its leveraging strategy principally by using (a) Debt and (b) investments in inverse floating rate securities. Initially after the closing of this offering, the Fund intends to establish a bank credit facility. If current market conditions persist, the combined economic effect of the total leverage used by the Fund (“effective leverage”) is expected to be in the range of 25% and 27% of its Managed Assets upon completion of the invest-up period. The Fund intends to limit its total effective leverage to 33% of Managed Assets. The Fund’s integrated leverage and hedging strategy may not work as planned or achieve its goals.

The Fund pays NAM a management fee based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. NAM will base its decision whether and how much to leverage the Fund based on its assessment of whether such use of leverage will advance the Fund’s investment objectives over the longer term. NAM will be responsible for using leverage to pursue the Fund’s investment objectives. However, the fact that a decision to increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore NAM’s management fee means that NAM may have an incentive to increase the Fund’s use of leverage. NAM will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

The use of leverage creates special risks for holders of Common Shares (“Common Shareholders”). See “Leverage” and “Risks—Leverage Risk.” See also “Risks—Inverse Floating Rate Securities Risk.”

Distributions	Commencing with the first distribution, the Fund will seek to pay monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the Fund’s projected performance. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income. In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders. The Fund expects to declare its initial Common Share distribution approximately 30 to 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

Automatic Reinvestment	Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

Investment Adviser	NAM will be the Fund’s investment adviser, responsible for investing the Fund’s Managed Assets. NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $145 billion of assets under management as of December 31, 2009, of which approximately $69 billion was in municipal securities. According to Morningstar Fundamental Data, Nuveen is the leading sponsor of closed-end funds as measured by the number of funds (123) and the amount of fund assets under management (approximately $46 billion) as of December 31, 2009.

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC included affiliates of Merrill Lynch & Co., Inc., which was subsequently acquired by Bank of America Corporation (“Bank of America”), Wells Fargo and Citi. As a result of the MDP Acquisition, Merrill Lynch & Co., Inc. currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in a $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Wells Fargo and Citi also own an interest in Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch & Co., Inc.), NAM has adopted polices and procedures intended to address these potential conflicts. For additional information regarding the MDP Acquisition, see “Management of the Fund—Nuveen Investments.”

The Fund is dependent upon the services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of September 30, 2009, Nuveen Investments had outstanding approximately $4.0 billion in aggregate principal amount of indebtedness, with approximately $531.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues, and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

The Fund will pay NAM an annual management fee, payable monthly, in a maximum amount equal to .65% of the Fund’s average daily Managed Assets (as defined below). This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of .45% of the Fund’s average total daily Managed Assets, with lower fees for assets that exceed $125 million. The complex-level fee is a maximum of .2000% of the Fund’s daily Managed Assets based on the daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States (collectively, the “Nuveen Funds”) (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings), with lower fee levels for complex-level assets that exceed $55 billion.

Based on complex-level assets of approximately $67.3 billion as of December 31, 2009, the complex-level fee would be .1887% of Managed Assets and the total fee to NAM would be .6387% of Managed Assets (assuming Managed Assets of $125 million). For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund.”

Nuveen Investments, LLC, a registered broker-dealer affiliate of NAM that is involved in the offering of the Fund’s Common Shares, has received notice of certain charges that may be brought against it by the Financial Industry Regulatory Authority (“FINRA”) in connection with the marketing of preferred shares of other closed-end funds managed by NAM. See “Underwriting.”

Listing	It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance. See “Description of Shares—Common Shares.” The trading or “ticker” symbol of the Common Shares is “NBB.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Fund’s custodian and transfer agent. See “Custodian and Transfer Agent.”

Special Risk

Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a municipal security’s issuer, perceptions of the issuer, ratings on a municipal security and other market factors. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

No Prior History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Investment and Market Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. In addition, if the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. See “Risks—Investment and Market Risk.”

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value.    Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. Net asset value of the Fund and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $.04 per Common Share). The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short- term trading purposes. See “Risks—Market Discount from Net Asset Value and Expected Reductions in Net Asset Value.”

Build America Bonds Risk.    The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended, it is impossible to predict the extent to which a market for such bonds will develop, meaning that BABs may experience less liquidity than other types of municipal securities. If the ability to issue BABs is not extended beyond December 31, 2010, the number of BABs available in the market will be limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of direct pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may terminate the subsidy altogether.

Because the BABs program is new, certain aspects of the BABs program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market. Legislation extending the relevant provisions of the Act may also modify the characteristics of BABs issued after December 31, 2010, including the amount of subsidy paid to issuers.

The Fund intends to invest primarily in BABs and therefore the Fund’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs currently do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

General Municipal Securities Market Risk.    The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on NAM’s analytical abilities. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices. See “Risks—General Municipal Securities Market Risk,” “Risks—Special Risks Related to Certain Municipal Securities” and “Risks—Build America Bonds Risk.”

Current Economic Conditions — Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares.

In response to the recent national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. In addition to actions taken at the federal level, municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt.

Credit and Below Investment Grade Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% (measured at the time of investment) of its Managed Assets in securities that are rated below investment grade or that are unrated but judged to be of comparable quality by NAM. If a security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

See “Risks—Market Discount From Net Asset Value and Expected Reductions in Net Asset Value,” “Risks—Credit and Below Investment Grade Risk” and “Risks—Build America Bonds Risk.”

Leverage Risk.    The Fund anticipates using leverage to seek to enhance current income and total returns. If current market conditions persist, the Fund’s total effective leverage is expected to be in the range of 25% to 27% of its Managed Assets upon completion of the invest-up period. The use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares. Based on current market conditions, the Fund intends to implement its leveraging strategy by, among other things, establishing a bank credit facility. The Fund expects that the lender in the bank credit facility may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund’s investment practices. In addition, the Fund may issue debt securities including fixed and floating rate notes or commercial paper. The issuance of such senior securities may limit the Fund’s ability to pay dividends to Common Shareholders in accordance with the requirements of Section 18 of the Investment Company Act of 1940 (the “1940 Act”). If the Fund seeks an investment grade rating from a NRSRO for any commercial paper or notes, asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act or the Fund’s policies may be imposed in connection with the issuance of such a rating. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Funds’ use of leverage, which will result in a reduction in the net asset value of the Common Shares. The Fund may, based on its assessment of market conditions, increase or decrease its level of total effective leverage. Such changes may impact net investment income and the valuation of the Fund’s Common Shares in the secondary market. There can be no assurance that the Fund’s leverage strategy will be successful. Furthermore, the amount of fees paid to NAM for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for NAM to leverage the Fund. See “Risks—Leverage Risk” and “Risks—Inverse Floating Rate Securities Risk.”

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Portfolio Composition and Other Information—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In NAM’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floating rate security, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its original investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating the special purpose trust or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investments in inverse floating rate securities will create effective leverage, which will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

The Fund may invest in taxable inverse floating rate securities, issued by special purpose trusts formed with taxable municipal securities. The market for such taxable inverse floating rate securities is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risk and liquidity risk of investing in taxable inverse floating rate securities. See “Risks—Inverse Floating Rate Securities Risk.”

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund intends to invest primarily in longer-term securities, the Fund’s net asset value and market price per Common Share may fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term securities. These risks may be greater because certain interest rates are near historically low levels. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities are not typically highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in interest rates. The Fund’s investments in inverse floating rate securities, as described herein under “Inverse Floating Rate Securities Risk,” will tend to increase Common Share interest rate risk. See “Risks—Interest Rate Risk.”

Contingent Term Provision Risk.    In the event the Fund terminates pursuant to the Contingent Term Provision, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when interest rate or market conditions are not favorable, which may cause the Fund to lose money on its investments. Further, the process of liquidating the Fund’s Managed Assets could result in a reduction in the Fund’s net investment income and monthly dividend distributions in the last year of the Fund’s operations. In the event the Fund terminates pursuant to the Contingent Term Provision, the Fund’s investment objectives and policies are not designed to seek to return to investors who purchase Common Shares in this offering their initial investment on the anticipated termination date, and such initial investors and any investors who purchase Common Shares after the completion of the offering may receive more or less than their original investment upon termination.

Derivatives Risk, Including the Risk of Swaps.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market values, interest rates and other applicable factors. If NAM incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM of not only of the referenced asset, rate or index, but also of the swap itself. See “Risks—Derivatives Risk, Including the Risk of Swaps,” “Risks—Counterparty Risk,” “Risks—Hedging Risk,” and “Portfolio Composition—Hedging Strategies and Other Uses of Derivatives” in the Statement of Additional Information.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position. See “Risks—Counterparty Risk.”

Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “Risks—Hedging Risk.”

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share’s market price or your overall returns. See “Risks—Reinvestment Risk.”

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. See “Risks—Inflation Risk.”

U.S. Government-Sponsored Agencies Risk.    While certain U.S. Government-sponsored agencies, such as the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury, and therefore may lose value. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), a new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. In addition, a July, 2009 congressional report issued by the Committee on Oversight and Government Reform noted that the FNMA and FHLMC’s role in the financial crisis “was significant and has received too little attention.”

Reliance on Investment Adviser.    The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore NAM’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2013 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments. For additional information on NAM and Nuveen Investments, including the financial condition of Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.” See also “Risks—Reliance on Investment Adviser.”

Anti-Takeover Provisions.    The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-Takeover Provisions” and “Risks—Anti-Takeover Provisions.”

Market Disruption and Geopolitical Risk.    The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Fund’s Common Shares. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities.

Additional Risks.    For additional risks relating to investments in the Fund, including “Insurance Risk,” “Tax Risk,” “Other Investment Companies Risk,” “Industry Risk,” “Special Risks Related to Certain Municipal Securities,” “Deflation Risk,” “Illiquid Securities Risk” and “Certain Affiliations” please see “Risks” beginning on page 41 of this Prospectus.

SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 10,000,000 Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table, and may increase as a percentage of net assets attributable to Common Shares if the Fund issues less than 10,000,000 Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	.20%
Dividend Reinvestment Plan Fees	0 (2)

Percentage of Net Assets Attributable to Common Shares(3)
Annual Expenses
Management Fees:
Fund-Level Fees(4)	.62%
Complex-Level Fees(4)	.27%
Other Expenses(5)(6)	.14%
Interest Payments on Borrowings(7)	.46%

Total Annual Expenses	1.49%

The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.49% and (2) a 5% annual return:(6)

1 Year	3 Years	5 Years	10 Years
$61	$92	$124	$217

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

(1)

Nuveen has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay offering costs of the Fund (other than sales load but inclusive of the partial reimbursement of expenses) that exceed $.04 per Common Share. Based on an estimated offering size of $200,000,000 (approximately 10,000,000 Common Shares), the Fund would pay a maximum of $400,000 of offering costs and NAM would pay all offering costs in excess of $400,000, which are currently estimated to be $510,000.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

(3)	Assumes effective leverage of 37% of the Fund’s net assets attributable to Common Shares (27% of the Fund’s Managed Assets).

(4)	At the highest fee breakpoint. See “Management of the Fund—Investment Management Agreement.”

(5)

Estimated expenses based on the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies, including closed-end funds and exchange-traded funds, are currently estimated not to exceed .01%. See “The Fund’s Investments—Other Investment Companies.”

(6)

Other Expenses do not include any interest attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). The Fund does not currently expect to create self-deposited inverse floating rate securities. However, to the extent the Fund creates self-deposited inverse floating rate securities, the Fund would recognize interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of additional interest earned (also indirectly), the Fund’s net asset value per share, net investment income, and total return would not be affected by this accounting treatment.

(7)	Assumes effective leverage through the use of bank borrowings at an annual interest rate of 1.25%.

(8)

The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and do not include any interest attributable to self-deposited inverse floating rate securities and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on December 4, 2009, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $             ($             if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. NAM has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs (other than sales load, but inclusive of the partial reimbursement of expenses) that exceed $.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with the Fund’s investment objectives and policies within approximately three to four months after the completion of the offering. During the initial invest-up period, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

Investment Objectives. The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, the Fund will seek to enhance portfolio value and total return. The Fund’s investment objectives and certain investment policies specifically identified as such are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will achieve its investment objectives.

Fund Strategies. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of BABs. The Fund believes there could be an opportunity to capitalize on the developing market for BABs by investing in taxable municipal issues at attractive market yields relative to the yields on equivalently rated corporate bonds. NAM, the Fund’s investment adviser, will use its credit research driven investment process to assemble a diversified portfolio. In addition, the Fund will use an integrated leverage and hedging strategy that, in NAM’s judgment, has the potential to enhance income and risk-adjusted total return over time. The Fund’s overall goal is to outperform over time the BABs Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

Build America Bonds. BABs are bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the Act. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax.

Enacted in February 2009, the Act was intended in part to assist state and local governments in financing capital projects at lower net borrowing costs through direct subsidies designed to stimulate state and local infrastructure projects, create jobs and encourage non-traditional municipal security investors. The Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury equal to a specified percentage of its interest payments (direct pay BABs) or (ii) cause investors in the bonds to receive federal tax credits (tax credit BABs).

Based on current market conditions, the Fund anticipates investing in direct pay BABs and not in tax credit BABs. However, the Fund has no policy with respect to direct pay or tax credit BABs and may invest in either type of BABs at any time. Under the terms of the Act, issuers of direct pay BABs are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Issuance of BABs commenced in April 2009 and bonds issued after December 31, 2010 (referred to as the “sunset”) currently will not qualify as BABs unless the relevant provisions of the Act are extended. As currently enacted, the Act contains no budgetary limit on issuances through the BABs program through the sunset. Currently under the Act, BABs cannot be used to finance private, non-municipal activities, and can only be used to fund capital expenditures. The proceeds of BAB issuances are used for public benefit, and generally support facilities that meet such essential needs as water, electricity, transportation, and education. Moreover, many BABs are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program, including changes that would make it permanent, reduce the amount of the subsidy, and allow proceeds to be used for certain private, non-municipal activities or for refinancing capital expenditures. It cannot be predicted whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Fund. If, for any twenty-four month period ending on or prior to December 31, 2014, there are no new issuances of Build America Bonds or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Fund will terminate on or around June 30, 2020. See “—Contingent Term Provision” below for additional information.

According to a February 2010 report issued by the Municipal Securities Rulemaking Board (“MSRB”), 749 BABs issues came to market in 2009 totaling approximately $64 billion. Between April 15, 2009 and December 31, 2009, BABs issuance accounted for 20% of long-term securities issued in the municipal market, such that taxable municipal securities issuance (including BABs) represented 26% of the overall municipal market. Municipal market research analysts expect such BABs issuance trends to continue throughout 2010, when the BABs program is currently scheduled to sunset. For example, J.P. Morgan municipal market research analysts currently project BABs issuance of approximately $110 billion in 2010. By December 31, 2010, they expect the BAB total market size to be approximately $172 billion.

On March 18, 2010, the State of Florida announced that it temporarily suspended the new issuance of BABs as a result of its uncertainty relating to a general offset rule in the Internal Revenue Code (the “IRS Offset Rule”), which allows for the possibility that subsidy payments received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. At this time, Florida’s action pertains only to certain issuance by the state and does not govern the potential issuance of BABs by any local municipality or other public agencies, commissions or authorities within the State of Florida. However, if other BAB issuers were to suspend the new issuance of BABs due to the IRS Offset Rule, as Florida has done, this could then have a negative impact on the developing BABs market. The possibility of such offsets has been recognized since the inception of the BABs program. The IRS has broad regulatory authority to develop special rules to adapt or tailor the procedural framework implementing the BABs program, but it has not issued any guidance with respect to the operation of the offset rule. NAM believes the IRS Offset Rule is understood by potential BAB issuers. NAM does not believe that the State of Florida’s announcement will have an adverse impact on the future of BAB issuance in general or on the Fund.

NAM believes that BABs presently offer a more compelling yield opportunity than equivalently rated corporate bonds. Municipal issuers, of which BABs issuers are a major subset, have historically lower default rates than issuers of equivalently rated corporate bonds. Past default rates are not predictive of future default rates. According to the February 2010 report issued by Moody’s, the average ten year historical cumulative default rate for investment grade municipal debt is .06%, compared to 2.50% for all investment grade corporate issuers.

In response to the market’s desire for ratings comparability, Moody’s has announced that it plans to recalibrate in April 2010 its long-term U.S. municipal ratings to its global ratings scale. According to Moody’s, the recalibration is intended to provide comparability of ratings across the Moody’s-rated universe and does not reflect an improvement in credit quality or a change in Moody’s credit opinion for rated issuers of municipal securities. Moody’s has announced that the recalibration will be implemented in stages and is expected to occur over a four week period. NAM does not believe that the Moody’s recalibration will have an adverse impact on the Fund.

Investment Policies. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in BABs. This investment policy may be changed with 60 days’ notice to shareholders. The Fund may invest up to 20% of its Managed Assets in securities other than BABs, including other taxable municipal securities, tax-exempt municipal securities, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase BABs (including for purposes of the 80% test) or other municipal securities (taxable or tax-exempt) in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed-coupon, variable rate, zero coupon, capital appreciation bonds, floating rate securities, inverse floating rate securities and other derivative instruments that replicate investment exposure to BABs or other municipal securities. Such BABs and other municipal securities may be acquired through investments in pooled vehicles, partnerships or other investment companies. The Fund may also purchase BABs and other municipal securities representing a wide range of sectors and purposes.

Integrated Leverage and Hedging Strategy. The Fund anticipates using an integrated leverage and hedging strategy to seek to enhance its potential current income and longer-term risk-adjusted total return, while seeking to maintain a level of interest rate risk comparable to that of the BABs Index. The Fund expects to use leverage instruments that will have a funding cost based on short- to intermediate-term market interest rates. Because such interest rates are expected to be generally lower than the yields on the long-term bonds in which the Fund invests, NAM believes that the use of leverage will generally increase Common Share net income.

The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. In particular, leverage increases interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those securities rise (or fall). The Fund’s hedging strategy seeks to reduce this increased interest rate risk by systematically reducing the leverage-adjusted portfolio duration (duration is a measure of the sensitivity of bond prices to changes in interest rates) to a level comparable to the duration of the BABs Index. This hedging strategy is not expected to reduce other types of risk, such as credit risk, which are also increased by the Fund’s use of leverage. The Fund’s leverage and hedging techniques are referred to as integrated because the Fund’s use of hedging strategies is expected to be directly calibrated to any increased interest rate risk, relative to the Fund’s benchmark, due to the use of leverage.

The Fund’s use of derivatives such as bond futures or interest rate swaps in hedging interest rate risk will generate costs that will effectively reduce the Fund’s net asset value. These capital costs may be offset over time by capital appreciation of the Fund’s portfolio. The potential to achieve such capital appreciation will depend largely on NAM’s investment capabilities in executing the Fund’s investment strategy as well as the performance of BABs relative to the securities underlying the Fund’s hedging instruments. If and to the extent that such capital appreciation does not occur or is less than these hedging costs, however, the Fund’s total returns can be expected to be less than the Fund’s net earnings (and, over time, distributions).

The Fund may employ the following leverage instruments: (a) Debt; (b) portfolio investments that have the economic effect of leverage, including but not limited to investments in inverse floating rate securities; and (c) the issuance of Preferred Shares, although the Fund has no current intention to issue Preferred Shares. Based on current market conditions, the Fund intends to implement its leveraging strategy principally by using (a) Debt and (b) investments in inverse floating rate securities. Initially after the closing of this offering, the Fund intends to establish a bank credit facility. If current market conditions persist, the Fund’s effective leverage is expected to be in the range of 25% and 27% of its Managed Assets upon completion of the invest-up period. The Fund intends to limit its total effective leverage to 33% of Managed Assets. The Fund’s integrated leverage and hedging strategy may not work as planned or achieve its goals.

The use of leverage creates special risks for Common Shareholders. See “Leverage” and “Risks—Leverage Risk.” See also “Risks—Inverse Floating Rate Securities Risk.”

Other Policies. Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the NRSROs that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by NAM.

•

The Fund may invest up to 20% of its Managed Assets in securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by NAM. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See “Risks—Credit and Below Investment Grade Risk.”

•

The Fund will generally invest in securities with intermediate- or long-term maturities. The Fund anticipates having a weighted average maturity of 15 to 35 years. The weighted average maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the market offer the most favorable relative investment values and opportunities for income and total return. BABs issuers typically offer ten year call protection. Additionally, most BABs issuers include an extraordinary call in the event the BABs program is terminated.

•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•

The Fund will not invest more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities. See “Risks—Illiquid Securities Risk.”

•

The Fund also may invest up to 20% of its total assets in certain derivative instruments to enhance returns. Such derivatives include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or similar instruments. This limit will apply to the investment exposure created by those derivative instruments. Inverse floating rate securities are not regarded as derivatives for this purpose. NAM may also use derivative instruments to hedge some of the risk of the Fund’s investments in municipal securities. These types of strategies may generate taxable income. See “The Fund’s Investments—Derivatives.”

The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that an NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs. A general description of the ratings of Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s and Fitch Ratings, Inc. (“Fitch”) of municipal securities is set forth in Appendix A to the Statement of Additional Information.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may use any insurer, regardless of its rating. A municipal security typically will be deemed to have the rating of its insurer. However, in the event an insurer has a credit rating below the rating of an underlying municipal security or is perceived by the market to have such a lower rating, the municipal security rating would be the more relevant rating and the value of the municipal security would more closely, if not entirely, reflect such rating. As a result, the value of insurance associated with a municipal security may decline and the insurance may not add any value. The insurance feature normally provides that it guarantees the full payment of principal and interest when due of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation. As of December 1, 2009, there are no longer any bond insurers rated AAA by all of Moody’s, S&P and Fitch and at least one NRSRO has placed each insurer on “negative credit watch,” “credit watch evolving,” “credit outlook developing,” or “rating withdrawn,” which may presage one or more rating reductions for any insurer in the future. See “Risks—Insurance Risk.”

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Shares are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. There can be no assurance that such strategies will be successful. For more information, see “Tax Matters” in the Statement of Additional Information.

The Fund’s investment objectives and certain investment policies specifically identified as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the Statement of Additional Information. All of the Fund’s other investment policies are not considered to be fundamental by the Fund and can be changed by the Fund’s Board of Trustees without a vote of the Common Shareholders. The Fund’s policy to invest at least 80% of its Managed Assets in BABs cannot be changed without 60 days’ advance notice to shareholders.

The Fund cannot change its investment objectives or fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Contingent Term Provision

Under its Declaration of Trust, the Fund has no limitation on its term of existence. To accommodate the possibility that the BABs program will not be extended, if for any twenty-four month period ending on or prior to December 31, 2014, there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Fund will terminate on or around June 30, 2020 (previously defined as the “Contingent Term Provision”). Such issuances may cease if the current legislation authorizing the U.S. government subsidy for the issuances is not extended beyond December 31, 2010, and no similar legislation is enacted. Currently there are several proposals either to make such legislation permanent or to extend it beyond its scheduled sunset date. If, because there are no such new issuances, the Fund is to terminate on June 30, 2020, the Fund’s Board of Trustees may extend the term of the Fund for up to six months after that date if deemed to be in the best interests of shareholders, but otherwise may not extend the term of the Fund without shareholder approval. Furthermore, the Fund can be terminated at any time by action of the Trustees, or by action of the shareholders, which could occur prior to June 30, 2020. If the Fund terminates, the Fund will distribute all of its net assets to shareholders of record as of the date of termination. The Fund’s investment objectives and policies are not designed to seek to return to investors who purchase common shares in this offering the amount of their initial investment on the termination date, and such initial investors and any investors who purchase common shares after the completion of the offering may receive more or less than their original investment upon termination.

NAM Investment Philosophy and Process

NAM is the Fund’s investment adviser, responsible for investing the Fund’s Managed Assets. NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $145 billion of assets under management as of December 31, 2009, of which approximately $69 billion was in municipal securities. See “Management of the Fund.”

Investment Philosophy.    NAM believes the Act and the developing market for BABs represents a new opportunity to invest in taxable municipal securities. NAM believes the structural characteristics of the developing taxable municipal securities market create attractive opportunities to enhance the diversification of the investment portfolios of investors. NAM believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class. NAM considers the following factors:

Income and Total Return Potential.    The primary source of total return from taxable municipal securities comes from the taxable interest income derived therefrom. NAM believes that, at acceptable levels of credit risk and maturity principal risk, the taxable municipal securities market offers the potential for higher income and risk adjusted total returns when compared with other taxable fixed income markets, such as investment grade corporate securities.

Managing Multi-Faceted Risks.    Risk in the taxable municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and basis risk in relation to benchmark issues of U.S. Treasury securities. NAM believes that managing these risks at both the individual security and Fund portfolio level is an important element of realizing the income and total return potential of the asset class.

Opportunities to Identify Underrated and Undervalued Municipal Securities.    Within the state and national taxable municipal securities markets, including BABs, there are issuers with an array of financing purposes, security terms, offering structures and credit quality. NAM believes that the taxable municipal market, including BABs, offers opportunities to identify individual issuers in securities that may be underrated and undervalued relative to the general market.

Market Imbalance.    NAM believes that the taxable municipal securities market may offer pricing and other anomalies resulting from imbalances between supply and demand that can be identified and capitalized on through trading strategies.

Investment Process.    NAM employs a bottom-up, research-driven investment strategy that seeks to identify underrated and undervalued municipal securities and sectors, to potentially outperform portfolio benchmarks over time. The primary elements of NAM’s investment process are:

•

Credit Analysis and Surveillance.    NAM focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of NAM’s overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

•

Sector Analysis.    Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

•

Managing Risk.    NAM seeks to manage portfolio risks, including, principally, exposure to individual credits and sectors and exposure to calls, and to manage a portfolio’s interest rate sensitivity within tolerance bands relative to the relevant benchmark.

•

Sell Discipline.    NAM generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information under “Portfolio Composition.”

Municipal Securities

The Fund may invest in taxable municipal securities (including BABs) and tax-exempt municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility or pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate or zero coupon, including capital appreciation bonds, floating rate securities, and inverse floating rate securities; or may be acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of leverage.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, floating rate securities and other related securities and may purchase derivative instruments that create exposure to municipal bonds, notes and securities.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

BABs offer an alternative form of financing for state and local government entities whose primary means for accessing the capital markets traditionally has been through issuance of tax-exempt municipal securities. BABs are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support. Enacted in February 2009 with the intent to assist state and local governments in financing capital projects at lower borrowing costs, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (in the case of direct pay BABs) or (ii) cause investors in the bonds to receive federal tax credits (in the case of tax credit BABs). Unlike most other municipal obligations, interest received on BABs is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid on the bonds. Holders of tax credit BABs receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund does not expect to receive (or pass through to Common Shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds.

Issuance of BABs commenced in April 2009 and bonds issued after December 31, 2010 will not qualify as BABs unless the relevant provisions of the Act are extended.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    The Fund also may purchase municipal securities in the form of notes that generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In NAM’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss. See also “Portfolio Composition—Segregation of Assets” in the Statement of Additional Information.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Investments in inverse floating rate securities create effective leverage. The use of leverage creates special risks for Common Shareholders. See “Leverage” and “Risks—Leverage Risk” and “—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal bond established by the Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

Derivatives

The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments may include financial futures contracts, swap contracts, options on financial futures, options on swap contracts or other derivative instruments whose prices, in NAM’s opinion, correlate with the prices of the Fund’s investments. In particular, the Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

There is no assurance that these derivative strategies will be available at any time or that NAM will determine to use them for the Fund or, if used, that the strategies will be successful.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds, often referred to as “ETFs”) that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Fund may indirectly be subject to those risks. See “Risks—Other Investment Companies Risk.”

Initial Portfolio Composition

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. The Fund may also invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated lower than investment grade or that are unrated by any NRSRO but judged to be of comparable quality by NAM. If current market conditions persist, the Fund expects that approximately 92.5% of the Managed Assets in its initial portfolio will consist of investment grade quality municipal securities at the time of investment. As such, the Fund expects that its Managed Assets in its initial portfolio will be invested as follows: 7.5% in Aaa/AAA, 35% in Aa/AA, 45% in A, 5% in BBB/Baa, and 7.5% in BB/Ba. The Fund anticipates that, upon the full investment of the net proceeds of this offering, the average credit quality of its investments will be A+. The Fund will generally invest in securities with intermediate- or long-term maturities. The Fund anticipates having a weighted average maturity of 15 to 35 years. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately ten years from the date of purchase by the Fund. Current market conditions may change and the Fund may not be able to invest its initial portfolio as planned.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page 25 of this prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

LEVERAGE

Integrated Leverage and Hedging Strategy. The Fund anticipates using an integrated leverage and hedging strategy to seek to enhance its potential current income and longer-term risk-adjusted total return, while seeking to maintain a level of interest rate risk comparable to that of the BABs Index. The Fund expects to use leverage instruments that will have a funding cost based on short- to intermediate-term market interest rates. Because such interest rates are expected to be generally lower than the yields on the long-term bonds in which the Fund invests, NAM believes that the use of leverage will generally increase Common Share net income.

The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. In particular, leverage increases interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those securities rise (or fall). The Fund’s hedging strategy seeks to reduce this increased interest rate risk by systematically reducing the leverage-adjusted portfolio duration (duration is a measure of the sensitivity of bond prices to changes in interest rates) to a level comparable to the duration of the BABs Index. This hedging strategy is not expected to reduce other types of risks, such as credit risk, which are also increased by the Fund’s use of leverage.

The Fund’s use of derivatives such as bond futures or interest rate swaps in hedging interest rate risk will generate costs that will effectively reduce the Fund’s net asset value. These capital costs may be offset over time by capital appreciation of the Fund’s portfolio. The potential to achieve such capital appreciation will depend largely on NAM’s investment capabilities in executing the Fund’s investment strategy as well as the performance of BABs relative to the securities underlying the Fund’s hedging instruments. If and to the extent that such capital appreciation does not occur or is less than these hedging costs, however, the Fund’s total returns can be expected to be less than the Fund’s net earnings (and, over time, distributions).

The Fund may employ the following leverage instruments: (a) Debt; (b) portfolio investments that have the economic effect of leverage, including but not limited to investments in inverse floating rate securities; and (c)

the issuance of Preferred Shares, although the Fund has no current intention to issue Preferred Shares. Based on current market conditions, the Fund intends to implement its leveraging strategy principally by using (a) Debt and (b) investments in inverse floating rate securities. Initially after the closing of this offering, the Fund intends to establish a bank credit facility. If current market conditions persist, the Fund’s effective leverage is expected to be in the range of 25% and 27% of its Managed Assets upon completion of the invest-up period. The Fund intends to limit its total effective leverage to 33% of Managed Assets. The Fund’s integrated leverage and hedging strategy may not work as planned or achieve its goals. See also “Risks—Inverse Floating Rate Securities Risk.”

Senior Securities. The Fund intends to apply for ratings from a NRSRO (most likely S&P, Moody’s and/or Fitch) for any commercial paper or notes it may issue. The Fund presently anticipates that any commercial paper or notes that it intends to issue initially would be given ratings of at least AA/Aa (or the equivalent short-term ratings) by such NRSROs as S&P (“AA”), Moody’s (“Aa”) or Fitch (“AA”).

Debt will have seniority over the Common Shares. The use of Debt will leverage the Common Shares.

Under the 1940 Act, the Fund generally is not permitted to borrow pursuant to a credit facility or issue commercial paper or notes unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by borrowings, commercial paper or notes is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by borrowings, commercial paper or notes is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding borrowings, commercial paper or notes to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Assuming the utilization of leverage through Debt in the amount currently anticipated to represent approximately 27% of the Fund’s Managed Assets at an annual funding rate of 1.35% payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed .37% in order to cover such interest rates and other expenses specifically related to Debt. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The Fund may be subject to certain restrictions imposed by a lender, if the Fund establishes a bank credit facility or by guidelines of one or more NRSROs that may issue ratings for commercial paper or notes. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act or the Fund’s policies. It is not anticipated that these covenants or guidelines will impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the lenders or NRSROs would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on Debt (expected to be at least AA/Aa or the equivalent short-term ratings), the Fund will not incur Debt.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the use of Debt representing 27% of the Fund’s Managed Assets, and the Fund’s currently projected annual borrowing interest rate or borrowing interest rate set by an interest rate transaction of 1.35%. See “Risks—Leverage Risk.”

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(14.20)%	(7.35)%	(0.50)%	6.35%	13.20%

Common Share total return is comprised of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on Debt) and gains or losses on the value of the securities the Fund owns. As required by the Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-advantaged dividends and other income it receives on its portfolio investments will be entirely offset by losses in the value of these portfolio securities.

The Fund pays NAM a management fee based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. NAM will base its decision whether and how much to leverage the Fund based on its assessment of whether such use of leverage will advance the Fund’s investment objectives. NAM will be responsible for using leverage to achieve the Fund’s investment objectives. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM’s management fee means that NAM may have an incentive to increase the Fund’s use of leverage. NAM will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

The use of leverage creates special risks for Common Shareholders. See “Risks—Leverage Risk” and “—Inverse Floating Rate Securities Risk.”

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a municipal security’s issuer, perceptions of the issuer, ratings on a municipal security and other market factors. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History

The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. In addition, if the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. The net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $.04 per Common Share). Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Build America Bonds Risk

The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended, it is difficult to predict the extent to which a market for such bonds will develop, meaning that BABs may experience greater illiquidity than other types of municipal securities. If the ability to issue BABs is not extended beyond December 31, 2010, the number of BABs available in the market will be limited and there can be no assurance that BABs will be actively traded. In addition, illiquidity may negatively affect the value of the bonds.

Because issuers of direct pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may terminate the subsidy altogether.

Because the BABs program is new, certain aspects of the program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the IRS or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

The Fund intends to invest primarily in BABs and therefore the Fund’s net asset value of the Fund may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs currently do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

General Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on NAM’s analytical abilities. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

The markets for credit instruments have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. These conditions have resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in Common Shares. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares. This volatility may also impact the liquidity of inverse floating rate securities in the Fund’s portfolio. See “Risks—Inverse Floating Rate Securities Risk.”

In response to the recent national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. In addition to actions taken at the federal level, municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt.

Credit and Below Investment Grade Risk

Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Ratings may not accurately reflect the actual credit risk associated with a security. The Fund may invest up to 20% of its Managed Assets in securities that are rated below investment grade at the time of investment or that are unrated but judged to be of comparable quality by NAM. If a security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, NAM will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Securities of below investment grade quality, commonly referred to as “junk” bonds, are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities, potentially making them difficult to value. Issuers of below investment grade securities are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. It is likely that the current economic recession may severely disrupt the market for such securities and have an adverse impact on the value of such securities. In addition, it is likely that continued economic deterioration may adversely affect the ability of such issuers to repay principal and pay interest on these securities and increase the incidence of default for such securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The current economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy experiences the current economic downturn, resulting in decreased tax and other revenue streams of issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than the market for investment grade securities. The prices quoted by different dealers for below investment grade securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Leverage Risk

The Fund may employ the following leveraging instruments: (a) Debt; (b) portfolio investments that have the economic effect of leverage, including but not limited to investments in inverse floating rate securities; and (c) the issuance of Preferred Shares, though the Fund has no current intention to issue Preferred Shares. The use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares. Based on current market conditions, the Fund intends to implement its leveraging strategy by, among other things, establishing a bank credit facility. The Fund expects that the lender in the bank credit facility may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund’s investment practices. In addition, the Fund may issue debt securities including fixed and floating rate notes or commercial paper. The issuance of such senior securities may limit the Fund’s ability to pay dividends to Common Shareholders in accordance with the requirements of Section 18 of the 1940 Act. If the Fund seeks an investment grade rating from a NRSRO for any commercial paper or notes, asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act or the Fund’s policies may be imposed in connection with the issuance of such a rating. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Funds’ use of leverage, which will result in a reduction in the net asset value of the Common Shares. The Fund may, based on its assessment of market conditions, change total effective leverage. Such changes may impact net investment income and the valuation of the Fund’s Common Shares in the secondary market. To the extent that the Fund is required or elects to prepay any Debt, the Fund may need to liquidate investments to fund such prepayments. Liquidations at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders. There can be no assurance that the Fund’s leverage strategy will be successful. Furthermore, the amount of fees paid to NAM for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for NAM to leverage the Fund. See also, “Risks—Inverse Floating Rate Securities Risk.”

Inverse Floating Rate Securities Risk

The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. See “The Fund’s Investments—Portfolio Composition and Other Information—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In NAM’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floating rate security, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its original investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating the special purpose trust or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund’s investments in inverse floating rate securities will create effective leverage. Any effective leverage achieved through the Fund’s investment in inverse floating rate securities will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund. See “Risks—Leverage Risk.”

The amount of fees paid to NAM for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for NAM to leverage the Fund. Managed Assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

The Fund may invest in taxable inverse floating rate securities, issued by special purpose trusts formed with taxable municipal securities. The market for such taxable inverse floating rate securities is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risk and liquidity risk of investing in taxable inverse floating rate securities.

Interest Rate Risk

Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater because certain interest rates are near historically low levels. Because the Fund intends to invest primarily in longer-term municipal securities, the Common Share net asset value and market price per Common Share may fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. The Fund’s investments in floating rate securities, as described in this prospectus under “Inverse Floating Rate Securities Risk,” will tend to increase Common Share interest rate risk. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

Contingent Term Provision Risk

In the event the Fund terminates pursuant to the Contingent Term Provision, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when interest rate or market conditions are not favorable, which may cause the Fund to lose money on its investments. Further, the process of liquidating the Fund’s Managed Assets could result in a reduction in the Fund’s net investment income and monthly dividend distributions in the last year of the Fund’s operations. In addition, in the event the Fund terminates pursuant to the Contingent Term Provision, the Fund’s investment objectives and policies are not designed to seek to return to investors who purchase Common Shares in this offering their initial investment on the anticipated termination date, and such initial investors and any investors who purchase Common Shares after the completion of the offering may receive more or less than their original investment upon termination.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market values, interest rates and other applicable factors. If NAM incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund is subject to the credit risk that its counterparty (whether a clearing corporation in the case of exchange traded instruments or another third party in the case of over-the-counter instruments) may be unable to meet its obligations. In addition, there is a risk of loss by the Fund of margin deposits in the event of the bankruptcy of the dealer with whom the Fund has an open position in an option or futures or forward contract. Derivative instruments traded in foreign markets may offer less liquidity and greater credit risk than comparable instruments traded in domestic markets. The ability of the Fund to close out its positions may also be affected by exchange imposed daily trading limits on options and futures contracts. If the Fund is unable to close out a position, it will be unable to realize its profit or limit its losses until such time as the option becomes exercisable or expires or the futures or forward contract terminates, as the case may be. The inability to close out options, futures and forward positions could also have an adverse impact on the Fund’s ability to use derivative instruments as a hedging strategy.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NAM of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund’s interest rate risk. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See also, “—Counterparty Risk” and “—Hedging Risk” and “Portfolio Composition—Hedging Strategies and Other Uses of Derivatives” in the Statement of Additional Information.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Hedging Risk

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or your overall returns.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to Common Shareholders can decline.

U.S. Government-Sponsored Agencies Risk

While certain U.S. Government-sponsored agencies, such as the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury, and therefore may lose value. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), a new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. A July, 2009 congressional report issued by the Committee on Oversight and Government Reform noted that the FNMA and FHLMC’s role in the financial crisis “was significant and has received too little attention.” In addition, the U.S. Treasury has been purchasing mortgage-backed securities issued by FNMA and FHLMC in the open market to create market liquidity and, in part, to stabilize their market values. The U.S. Treasury has also entered into a new secured lending credit facility with both of those corporations to provide liquidity if needed, and a Preferred Stock Purchase Agreement, which will ensure that each corporation maintains a positive net worth.

Reliance on Investment Adviser

The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2013 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments. For additional information on NAM and Nuveen Investments, including the financial condition of Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.”

Anti-Takeover Provisions

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. As of February 25, 2010, there are no longer any bond insurers rated AAA by all of Moody’s, S&P and Fitch and at least one rating agency has placed all insurers except Berkshire Hathaway Assurance Company on “negative credit watch,” “credit watch evolving,” “credit outlook developing,” or “rating withdrawn.” These events may presage one or more rating reductions for any other insurer in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured bonds—especially those bonds issued by weaker underlying credits—declined. Most insured bonds are currently being valued according to their fundamentals as if they were uninsured. The insurance feature of a municipal security normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Other Investment Companies Risk

The Fund may invest up to 10% of its Managed Assets in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Common Shares) will be diminished.

Industry Risk

The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin. In addition, subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its Managed Assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, maintenance, labor relations, insurance costs and government regulation.

Special Risks Related to Certain Municipal Securities

The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquid Securities Risk

The market for municipal securities is generally smaller than other markets, resulting in heightened liquidity risk. The Fund may invest up to 15% of its Managed Assets in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

Market Disruption and Geopolitical Risk

The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Fund’s Common Shares. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also “Management of the Fund—Investment Adviser ” and “—Nuveen Investments.”

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. See “Investment Objectives and Policies” in the Statement of Additional Information for information about these limitations and a complete list of the Fund’s fundamental and non-fundamental investment policies.

Quality of Investments

Under normal circumstances the Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the NRSROs that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by NAM.

Derivative Instruments

As discussed above, the Fund may use derivatives in its integrated leverage and hedging strategy and may utilize derivatives to hedge the risk of investment in municipal securities. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the Fund’s management, including supervision of the duties performed by NAM. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $145 billion of assets under management as of December 31, 2009, of which approximately $69 billion was in municipal securities. According to Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end funds as measured by the number of funds (123) and the amount of fund assets under management (approximately $46 billion) as of December 31, 2009. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the Common Shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf. NAM also serves as sub-advisor to the Build America Investment Grade Bond Fund, an investment fund established under the laws of the Province of Ontario and managed by Connor, Clark & Lunn Capital Markets Inc.

NAM will be responsible for investing the Fund’s Managed Assets. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Daniel Close and John Miller will serve as the Fund’s portfolio managers.

Daniel J. Close, CFA, is a Vice President of Nuveen Investments. He has direct responsibility for managing approximately $4 billion of municipal securities in 22 municipal funds. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation. Mr. Close also serves as a portfolio manager to the Build America Investment Grade Bond Fund.

John V. Miller, CFA, is Chief Investment Officer and Managing Director of NAM. He supervises Nuveen Investments’ municipal fixed-income investment activities. He also has direct responsibility for managing high-yield municipal funds and certain institutional accounts. He joined Nuveen Investments in 1996 as a municipal credit analyst and moved into portfolio management in 2000. Mr. Miller became a managing director and head of NAM’s portfolio managers in 2006, and he became NAM’s Chief Investment Officer in 2007. Mr. Miller earned his BA in economics and political science from Duke University, an MA in economics from Northwestern University, and an MBA with honors in finance from the University of Chicago. Mr. Miller also serves as a portfolio manager to the Build America Investment Grade Bond Fund.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Investments

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (previously defined as the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC included affiliates of Merrill Lynch & Co., Inc., which has since been acquired by Bank of America, Wells Fargo and Citi. As a result of the MDP Acquisition, Merrill Lynch & Co., Inc. currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in a $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Wells Fargo and Citi also have an ownership interest in Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch & Co., Inc.), NAM has adopted polices and procedures intended to address these potential conflicts.

Additional Information Related to the Investment Adviser and Nuveen Investments

The Fund is dependent upon the services and resources provided by its investment adviser, NAM and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of September 30, 2009, Nuveen Investments had outstanding approximately $4.0 billion in aggregate principal amount of indebtedness, with approximately $531.8 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues, and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below, according to the following schedule.

Fund-Level Fee.    The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets(1)	Fund-Level Fee Rate
Up to $125 million	.4500%
$125 million to $250 million	.4375%
$250 million to $500 million	.4250%
$500 million to $1 billion	.4125%
$1 billion to $2 billion	.4000%
$2 billion and over	.3875%

Complex-Level Fee.    The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicated in the following table:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

(1)	Breakpoints apply up to the dollar amounts listed above. For this Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates. The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds. The complex-level fee was based on approximately $67.3 billion as of December 31, 2009.

In addition to NAM’s management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered accounting firm, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment distributions to shareholders.

The basis for the Board of Trustee’s initial approval of the Fund’s investment management agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Fund’s Board of Trustees, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities reported on NASDAQ are valued at the NASDAQ Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay monthly distributions to Common Shareholders. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund will seek to pay monthly distributions at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the Fund’s projected performance. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income. In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders. The Fund expects to declare its initial Common Share distribution approximately 30 to 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions.

To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. Any such undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period.

Undistributed net investment income will be included in the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise applicable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would be treated by Common Shareholders as return of capital for tax purposes.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters.”

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. If the Fund issues preferred shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $19.10, before deducting offering expenses. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional .20% as a percentage of the offering price). NAM has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load, but inclusive of the partial reimbursement of expenses) that exceed $.04 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” below and in the Statement of Additional Information.

Debt

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Debt, must have an “asset coverage” of at least 300%. With respect to any such Debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of Debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Debt will be senior to those of the Common Shareholders, and the terms of any such Debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Debt. Any Debt will likely be ranked senior or equal to all other existing and future Debt of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary emergency purposes. See “Investment Restrictions” in the Statement of Additional Information.

Preferred Shares

The Fund has no current intention to issue Preferred Shares. However, the Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.    In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the Statement of Additional Information and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the preferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the Statement of Additional Information. The class or series vote of holders of preferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and preferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares.    The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

For more information on Preferred Shares, see “Description of Shares—Preferred Shares” in the Statement of Additional Information.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Shareholder and Trustee Liability.    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund‘s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions.    The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. See “Management of the Fund” in the Statement of Additional Information. This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. If preferred shares are issued, holders of preferred shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, preferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, preferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding preferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Preemptive Rights.    The Declaration provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration and By-laws on file with the Securities and Exchange Commission for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Statement of Additional Information for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Statement of Additional Information for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, special counsel to the Fund.

The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset (generally, property held for investment).

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax. The Fund primarily invests in municipal securities whose income is subject to federal income tax. Thus, substantially all of the Fund’s dividends paid to you should be treated as taxable dividends. In addition to ordinary dividends, the Fund also may distribute to its shareholders amounts that are treated as long-term capital gain. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will increase to 20% for taxable years beginning after December 31, 2010. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.

If the Fund invests in tax credit BABs or certain other bonds generating tax credits, it may make an election to pass through the credits to its shareholders. If such an election is made, the Fund will be required to (i) include in gross income for the tax year, as interest, an amount equal to the amount that the Fund would have included in gross income relating to the credits if the election had not been made and (ii) increase the amount of its dividends paid deduction for the tax year by the amount of the income. In addition, each shareholder of the Fund (a) will be required to include in gross income an amount equal to the shareholder’s proportionate share of the interest income attributable to the credits and (b) will be permitted to take its proportionate share of the credits against its taxes. If the Fund makes this election, it will inform shareholders concerning their allocable share of tax credits as part of its annual reporting to shareholders. Shareholders should consult their tax advisors concerning their ability to use such allocated tax credits.

As a RIC, the Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2010. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Fund may invest in other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated                 , 2010, each Underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Securities, LLC, Nuveen Investments, LLC, Raymond James & Associates, Inc. and Ameriprise Financial Services, Inc., are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Underwriter	Number of Common Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Wells Fargo Securities, LLC
Nuveen Investments, LLC
Raymond James & Associates, Inc.
Ameriprise Financial Services, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased. In the underwriting agreement, the Fund and NAM have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $     per share. The sales load investors in the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $     per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before                     , 2010.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Proceeds to Fund	$19.10	$	$

The expenses of the offering are estimated at $                 and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per Common Share for each Common Share purchased by the underwriters as a partial reimbursement of expenses incurred in connection with this offering. The amount paid by the Fund of the partial reimbursement to the underwriters will not exceed .03335% of the total price of the Common Shares sold in this offering. Offering expenses paid by the Fund may include reimbursement to NAM or its affiliates for expenses incurred in connection with the offering. NAM has agreed to pay all organizational expenses and offering costs of the Fund (other than sales load, but inclusive of the $.00667 per Common Share reimbursement) that exceed $.04 per Common Share.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to                  additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the preceding table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in our Common Shares in connection with the offering (i.e. , if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of our Common Shares to stabilize its price or to reduce a short position may cause the price of our Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions after they have ceased to be underwriters, and may also act as placement agent for issuers whose securities the Fund purchases in direct placement transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

The Common Shares will be sold to ensure that the New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

In connection with an inquiry by FINRA into the activities of Nuveen Investments, LLC, a registered broker-dealer affiliate of NAM that is involved in the offering of the Fund’s Common Shares, in marketing and distributing preferred shares of other closed-end funds managed by NAM, FINRA staff members have notified Nuveen Investments, LLC that they have made a preliminary determination to recommend that disciplinary action be brought against Nuveen Investments, LLC. The potential charges recommended by the FINRA staff in such action would allege that certain closed-end fund preferred share marketing materials provided by Nuveen Investments, LLC were false and misleading from 2006 to 2008, and also would allege failures by Nuveen Investments, LLC relating to its supervisory system with respect to the marketing of such preferred shares. The FINRA staff has provided Nuveen Investments, LLC an opportunity to make a written submission to FINRA to aid FINRA’s consideration of whether to revise and/or go forward with the staff’s preliminary determination to recommend disciplinary action. Nuveen Investments, LLC has made such a submission responding to the potential allegations and asserting its defenses. Nuveen Investments, LLC anticipates continuing to discuss these matters with the FINRA staff.

Other Relationships

NAM (and not the Fund) has agreed to pay from its own assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated additional compensation for advice relating to the design and organization of the Fund as well as for services related to the sale and distribution of the Common Shares in an amount equal to 1.00% of the total price to the public of the Common Shares sold in this offering. The total amount of these additional compensation payments to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed 1.00% of the total price to the public of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay to Citigroup Global Markets Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund and the distribution of its Common Shares in the amount of $                . The structuring fee paid to Citigroup Global Markets Inc. will not exceed         % of the total price of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay to Morgan Stanley & Co. Incorporated, from its own assets, a marketing and structuring fee for advice relating to the structure, design and organization of, and marketing assistance with respect to, the Fund and the distribution of its Common Shares in the amount of $                . The marketing and structuring fee paid to Morgan Stanley & Co. Incorporated will not exceed         % of the total price of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay to Wells Fargo Securities, LLC, from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund and the distribution of its Common Shares in the amount of $                . The structuring fee paid to Wells Fargo Securities, LLC will not exceed         % of the total price of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay to Raymond James & Associates, Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund and the distribution of its Common Shares in the amount of $                . The structuring fee paid to Raymond James & Associates, Inc. will not exceed         % of the total price of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay to Ameriprise Financial Services, Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund and the distribution of its Common Shares in the amount of $                . The structuring fee paid to Ameriprise Financial Services, Inc. will not exceed         % of the total price of the Common Shares sold in this offering.

NAM (and not the Fund) may also pay certain qualifying underwriters a sales incentive or structuring fee in connection with this offering. The total amounts of these payments paid to any qualifying underwriter, including those named above, will not exceed 1.5% of the total price of the Common Shares sold by that underwriter in this offering.

In addition, the sum total of all compensation to the Underwriters in connection with this offering of Common Shares will not exceed in the aggregate 9.0% of the total price to the public of the Common Shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the parent company of NAM, Nuveen Investments.

The Fund anticipates that Merrill Lynch and other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than Merrill Lynch may from time to time act as dealers in connection with the execution of portfolio transactions. As a result of the acquisition of Nuveen Investments by Madison Dearborn Partners, LLC, Merrill Lynch is a remote affiliate of NAM (and the Fund), and Wells Fargo and Citi also have an ownership interest in Nuveen Investments. See “Management of the Fund—Nuveen Investments.”

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal place of business of Citigroup Global Markets Inc. is 338 Greenwich Street, New York, New York 10013. The principal place of business of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036. The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Nuveen Investments, LLC is 333 West Wacker Drive, Chicago, Illinois 60606. The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716. The principal business address of Ameriprise Financial Services, Inc. is 707 2nd Avenue South, Minneapolis, Minnesota 55402.

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Washington, D.C., and for the Underwriters by Clifford Chance US LLP, New York, New York. K&L Gates LLP and Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts. Ernst & Young LLP, an independent registered public accounting firm, provides auditing services to the Fund.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Until                 , 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

             Shares

Nuveen Build America Bond Fund

Common Shares

$20.00 per Share

PROSPECTUS

BofA Merrill Lynch

Citi

Morgan Stanley

Wells Fargo Securities

Nuveen Investments, LLC

Raymond James

Ameriprise Financial Services, Inc.

J.J.B. Hilliard, W.L. Lyons, LLC

Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

Oppenheimer & Co.

RBC Capital Markets

Stifel Nicolaus

                , 2010

LPR-NBB-0410D

SUBJECT TO COMPLETION, DATED MARCH 29, 2010

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

NUVEEN BUILD AMERICA BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Build America Bond Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. Upon its formation, the Fund was named “Nuveen Build America Bond Term Fund”; however, the Fund’s name was changed on March 16, 2010, to “Nuveen Build America Bond Fund” pursuant to the Amended and Restated Declaration of Trust, filed as an exhibit hereto.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                     , 2010 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

1

This Statement of Additional Information is dated                     , 2010.

2

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. As a secondary objective, the Fund will seek to enhance portfolio value and total return. The Fund intends to invest primarily in taxable municipal securities known as “Build America Bonds” (or “BABs”, as described further in the Prospectus). The Fund cannot assure you that it will achieve its investment objectives.

BABs are bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”). BABs pay interest at rates that are competitive with rates typically paid by private bond issuers in the taxable fixed-income market. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. BAB issuers may elect either (i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (“direct pay”) or (ii) to cause investors in the bonds to receive federal tax credits (“tax credit”). Based on current market conditions, the Fund anticipates investing in direct pay BABs and not in tax credit BABs. However, the Fund has no policy with respect to direct pay or tax credit BABs and may invest in either type of BAB at any time. Currently, most issuers of direct pay BABs receive a subsidy from the U.S. Treasury equal to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended. Currently under the Act, BABs cannot be used to support private, non-municipal activities, and can only be used to fund capital expenditures. As a result, most BAB issuers have to produce tangible assets that are designed to provide a public benefit. BABs generally support facilities that meet such essential needs as water, electricity, transportation, and education. Moreover, many BABs are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program, including changes that would make it permanent, reduce the amount of the subsidy, and allow proceeds to be used for certain private, non-municipal activities or for refinancing capital expenditures. It cannot be predicted whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Fund. If, for any twenty-four month period ending on or prior to December 31, 2014, there are no new issuances of Build America Bonds or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Fund will terminate on or around June 30, 2020 (defined in the Prospectus as the “Contingent Term Provision”). For additional information, see “—Contingent Term Provision” on pages 30-31 in the Prospectus.

NAM believes that BABs presently offer a more compelling yield opportunity than equivalently rated corporate bonds. Municipal issuers, of which BABs issuers are a major subset, have historically lower default rates than issuers of equivalently rated corporate bonds. Past default rates are not predictive of future default rates. According to the February 2010 report issued by Moody’s, the average ten year historical cumulative default rate for investment grade municipal debt is 0.06%, compared to 2.50% for all investment grade corporate issuers.

In response to the market’s desire for ratings comparability, Moody’s has announced that it plans to recalibrate in April 2010 its long-term U.S. municipal ratings to its global ratings scale. According to Moody’s, the recalibration is intended to provide comparability of ratings across the Moody’s-rated universe and does not reflect an improvement in credit quality or a change in Moody’s credit opinion for rated issuers of municipal securities. Moody’s has announced that the recalibration will be implemented in stages and is expected to occur over a four week period. NAM does not believe that the Moody’s recalibration will have an adverse impact on the Fund.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in BABs. This investment policy may be changed with 60 days’ notice to shareholders. The Fund may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for

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federal support, municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities. The Fund may purchase BABs (including for purposes of the 80% test) and other municipal securities (taxable or tax-exempt) in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed-coupon, variable rate, zero coupon, capital appreciation bonds, floating rate securities, inverse floating rate securities and other derivative instruments that replicate investment exposure to BABs or other municipal securities. Such BABs and other municipal securities may be acquired through investments in pooled vehicles, partnerships or other investment companies. The Fund may also purchase BABs and other municipal securities representing a wide range of sectors and purposes.

At least 80% of Managed Assets will be invested in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the nationally recognized statistical rating organizations (“NRSROs”) that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by NAM. The Fund may invest up to 20% of its Managed Assets in securities that at the time of investment are rated below investment grade quality or that are unrated by any NRSRO but judged to be of comparable quality by NAM. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk” bonds.

As discussed in the Prospectus, the Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of BABs. The Fund believes there could be an opportunity to capitalize on the developing market for BABs by investing in taxable municipal issues at attractive market yields relative to the yields on equivalently rated corporate bonds. NAM, the Fund’s investment adviser, will use its credit research driven investment process to assemble a diversified portfolio. In addition, the Fund will use an integrated leverage and hedging strategy that, in NAM’s judgment, has the potential to enhance income and risk-adjusted total return over time. The Fund’s overall goal is to outperform over time the BABs Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

The BABs Index is a subset of the Barclays Capital Taxable Municipal Bond Index, and is compiled by Barclays Capital. The Index consists of all Build America Bonds—Direct Pay Subsidy bonds that satisfy the rules of the Barclays Capital Taxable Municipal Index. The Barclays Capital Taxable Municipal Bond Index represents securities that are taxable, dollar-denominated, and issued by a U.S. state or territory, and (i) have at least one year to final maturity regardless of call features; (ii) at least $250 million par amount outstanding; (iii) are rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s Investor Service, Inc., Standard & Poor’s Corporation and Fitch Ratings, Inc. Information about index constituents, statistics, market structure and performance can be found at Barclays Capital Live. Barclays Capital Live is a subscription-only, web-based client portal. Due to the developing nature of the BABs market, however, information about the index may become more widely available in the future.

The Fund may invest in taxable municipal securities (such as BABs) and tax-exempt municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility or pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may purchase municipal securities (taxable or tax-exempt) in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that

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include fixed coupon, variable rate or zero coupon, including capital appreciation bonds, floating rate securities, and inverse floating rate securities. The Fund may also invest in pooled vehicles, partnerships, or other investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund may purchase BABs and other securities in a variety of forms, security provisions and structures, with fixed and floating rates, and which represent a wide range of sectors and purposes. The Fund may also invest in derivative instruments to replicate the investment exposure of taxable municipal securities or to manage its interest rate risk.

Integrated Leverage and Hedging Strategy. The Fund anticipates using an integrated leverage and hedging strategy to seek to enhance its potential current income and longer-term risk-adjusted total return, while seeking to maintain a level of interest rate risk comparable to that of the BABs Index. The Fund expects to use leverage instruments that will have a funding cost based on short- to intermediate-term market interest rates. Because such interest rates are expected to be generally lower than the yields on the long-term bonds in which the Fund invests, NAM believes that the use of leverage will generally increase Common Share net income.

The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. In particular, leverage increases interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those securities rise (or fall). The Fund’s hedging strategy seeks to reduce this increased interest rate risk by systematically reducing the leverage- adjusted portfolio duration (duration is a measure of the sensitivity of bond prices to changes in interest rates) to a level comparable to the duration of the BABs Index. This hedging strategy is not expected to reduce other types of risk, such as credit risk, which are also increased by the Fund’s use of leverage.

The Fund’s use of derivatives such as bond futures or interest rate swaps in hedging interest rate risk will generate costs that will effectively reduce the Fund’s net asset value. These capital costs may be offset over time by capital appreciation of the Fund’s portfolio. The potential to achieve such capital appreciation will depend largely on NAM’s investment capabilities in executing the Fund’s investment strategy as well as the performance of BABs relative to the securities underlying the Fund’s hedging instruments. If and to the extent that such capital appreciation does not occur or is less than these hedging costs, however, the Fund’s total returns can be expected to be less than the Fund’s net earnings (and, over time, distributions).

The Fund may employ the following leverage instruments: (a) Debt; (b) portfolio investments that have the economic effect of leverage, including but not limited to investments in inverse floating rate securities; and (c) the issuance of Preferred Shares, although the Fund has no current intention to issue Preferred Shares. Based on current market conditions, the Fund intends to implement its leveraging strategy principally by using (a) Debt and (b) investments in inverse floating rate securities. Initially after the closing of this offering, the Fund intends to establish a bank credit facility. If current market conditions persist, the Fund’s effective leverage is expected to be in the range of 25% and 27% of its Managed Assets upon completion of the invest-up period. The Fund intends to limit its total effective leverage to 33% of Managed Assets. The Fund’s integrated leverage and hedging strategy may not work as planned or achieve its goals.

The use of leverage creates special risks for Common Shareholders. See “Leverage.” Also see “Risks—Leverage Risk” and “—Inverse Floating Rate Securities Risk” in the Prospectus.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the NRSROs that rate such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by NAM.

•

The Fund may invest up to 20% of its Managed Assets in securities rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by NAM. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See “Risks—Credit and Below Investment Grade Risk” in the Prospectus.

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•

The Fund will not invest more than 15% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities. See “Risks—Illiquid Securities Risk” in the Prospectus.

•

The Fund will generally invest in securities with intermediate- or long-term maturities. The Fund anticipates having a weighted average maturity of 15 to 35 years. The weighted average maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the securities market offer the most favorable relative investment values and opportunities for income and total return.

•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•

The Fund also may invest up to 20% of its total assets in certain derivative instruments to enhance returns. Such derivatives include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or similar instruments. This limit will apply to the investment exposure created by those derivative instruments. Inverse floating rate securities are not regarded as derivatives for this purpose. NAM may also use derivative instruments to hedge some of the risk of the Fund’s investments in municipal securities. These types of strategies may generate taxable income. See “The Fund’s Investments—Derivatives.”

The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix A to this Statement of Additional Information.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except as permitted by the 1940 Act;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users;1

(5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

1	For purposes of this restriction, governments and their political subdivisions are not members of any industry.

2	Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

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(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;2 and

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares of the Fund (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore may be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; and

(3) purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal securities (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided NAM determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may issue senior securities, including Preferred Shares and Debt. If it does so, the Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for senior securities issued by the Fund or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

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PORTFOLIO COMPOSITION

In addition to and supplementing the Prospectus section, “The Fund’s Investments—Portfolio Composition and Other Information,” the Fund’s portfolio will be composed principally of the investments described below.

BUILD AMERICA BONDS

BABs are bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Currently, most issuers of direct pay BABs receive a subsidy from the U.S. Treasury equal to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Currently, bonds issued after December 31, 2010 will not qualify as BABs unless the relevant provisions of the Act are extended.

Enacted in February 2009, the Act was intended in part to assist state and local governments in financing capital projects at lower net borrowing costs through direct subsidies designed to stimulate state and local infrastructure projects, create jobs and encourage non-traditional municipal security investors. The Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (in the case of direct pay BABs) or (ii) cause investors in the bonds to receive federal tax credits (in the case of tax credit BABs).

Based on current market conditions, the Fund anticipates investing in direct pay BABs and not in tax credit BABs. However, the Fund has no policy with respect to direct pay or tax credit BABs and may invest in tax credit BABs at any time. Under the terms of the Act, issuers of direct pay BABs are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds, a new type of governmental bond similar to BABs) of the interest paid on the bonds, which shall continue for the life of the bond. Currently under the Act, BABs cannot be used to support private, non-municipal activities, and can only be used to fund capital expenditures. As a result, most BAB issuers have to produce tangible assets that are designed to provide a public benefit. BABs generally support facilities that meet such essential needs as water, electricity, transportation, and education. Moreover, many BABs are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

According to a February 2010 report issued by the Municipal Securities Rulemaking Board (“MSRB”), 749 BABs issues came to market in 2009 totaling approximately $64 billion. Between April 15, 2009 and December 31, 2009, BABs issuance accounted for 20% of long-term securities issued in the municipal market, such that taxable municipal securities issuance (including BABs) represented 26% of the overall municipal market. Municipal market research analysts expect such BABs issuance trends to continue throughout 2010, when the BABs program is currently scheduled to sunset. For example, J.P. Morgan municipal market research analysts currently project BABs issuance of approximately $110 billion in 2010. By December 31, 2010, they expect the total BAB market size to be approximately $172 billion.

On March 18, 2010, the State of Florida announced that it temporarily suspended the new issuance of BABs as a result of its uncertainty relating to a general offset rule in the Internal Revenue Code (the “IRS Offset Rule”), which allows for the possibility that subsidy payments received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. At this time, Florida’s action pertains only to certain issuance by the state and does not govern the potential issuance of BABs by any local municipality or other public agencies, commissions or authorities within the State of Florida. However, if other BAB issuers were to suspend the new issuance of BABs due to the IRS Offset Rule, as Florida has done, this could then have a negative impact on the developing BABs market. The possibility of such offsets has been recognized since the inception of the BABs program. The IRS has broad regulatory authority to develop special rules to adapt or tailor the procedural framework implementing the BABs program, but it has not issued any guidance with respect to the operation of the offset rule. NAM believes the IRS Offset Rule is understood by potential BAB issuers. NAM

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does not believe that the State of Florida’s announcement will have an adverse impact on the future of BAB issuance in general or on the Fund.

Because the BABs program is new, certain aspects of the BABs program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the IRS or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market. See “Risks—Build America Bonds Risk” in the Prospectus.

MUNICIPAL SECURITIES

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.

Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, floating rate securities and other forms of municipal bonds and securities.

Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB or above are considered investment grade securities; municipal securities rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for municipal securities unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NAM’s research and analysis when investing in these unrated municipal securities.

A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The Fund will generally invest in securities with intermediate- or long-term maturities. The Fund anticipates having a weighted average maturity of 15 to 35 years. The weighted average maturity of securities held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for income and total return. During temporary defensive periods (e.g., times

9

when, in NAM’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the municipal securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are first being invested, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable.

The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin. In addition, subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its Managed Assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund invests its Managed Assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Fund’s Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment

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purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

Zero Coupon Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code (as defined under “Tax Matters”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income (as described under “Tax Matters”), including the original issue discount accrued on zero coupon bonds. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

HEDGING STRATEGIES AND OTHER USES OF DERIVATIVES

The Fund expects to engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to manage or reduce interest rate risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P National Bond Fund Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These hedging transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that

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losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce the Fund’s net asset value which in turn could reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s Managed Assets. The Fund will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid.

Both parties entering into a financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter (“OTC”) transactions.

Under regulations of the Commodity Futures Trading Commission (the “CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC

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regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code (as defined under “Tax Matters”) may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”

Index Futures. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash. The Fund may invest in index futures or similar contracts if available in a form, with market liquidity and settlement and payment features, acceptable to the Fund.

Index Options. The Fund may also purchase put or call options on U.S. government or bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

In addition to the general risks associated with hedging strategies and the use of derivatives set forth above, there are several risks associated with the use of futures contracts and futures options as hedging techniques.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Interest Rate Transactions and Total Return Swaps. The Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, as well as total return swaps and other debt related derivative instruments. The Fund may enter into these transactions in order to seek to manage or reduce the Fund’s interest rate risk, to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

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Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps to, among other reasons, reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be unfavorably affected. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, such a default could negatively impact the performance of the Common Shares. In addition, because they are two-party contracts and because they may have terms of greater than seven days, swaps and caps may be considered to be illiquid. It is possible that developments in the swaps and caps markets, including potential government regulation, could adversely affect the Fund’s ability to terminate existing agreements or to realize amounts to be received under such agreements.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into a swap or cap transaction with any counter-party that NAM believes does not have the financial resources to honor its obligation under the swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to a swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be

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as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Fund’s holding period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the Securities and Exchange Commission and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

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The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the Securities and Exchange Commission and its staff. As a result of their segregation, such assets may not be used for other operational purposes. NAM will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times

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during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Taxable municipal securities, which may consist of short-term bonds or other short-term securities issued by a municipal issuer for which interest or other investment return is included in gross income for federal income tax purposes. A municipal security may be issued on a taxable basis because the intended use of proceeds does not meet federal tax law requirements for the exclusion from gross income (e.g. private activity bonds that are not qualified bonds) or because certain other federal tax law requirements are not met (e.g., insufficient volume cap).

Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

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Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

ILLIQUID SECURITIES

The Fund will not invest more than 15% of its Managed Assets in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by NAM, if any, to protect liquidity.

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INVERSE FLOATING RATE SECURITIES AND FLOATING RATE SECURITIES

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In NAM’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its original investment in the inverse floating rate securities. The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into

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such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss. See also “Portfolio Composition—Segregation of Assets” in this Statement of Additional Information.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts formed with taxable municipal securities. The market for such taxable inverse floating rate securities is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks of investing in taxable inverse floating rate securities.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for Common Shareholders. See “Leverage,” “Risks—Leverage Risk” and “—Inverse Floating Rate Securities Risk” in the Prospectus.

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

AUCTION RATE SECURITIES

Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In certain recent market environments, auction failures have been widespread, which may adversely affect the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment.

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Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

INITIAL PORTFOLIO COMPOSITION

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. The Fund may also invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated lower than investment grade or that are unrated by any NRSRO but judged to be of comparable quality by NAM. If current market conditions persist, the Fund expects that approximately 92.5% of the Managed Assets in its initial portfolio will consist of investment grade quality municipal securities at the time of investment. As such, the Fund expects that its Managed Assets in its initial portfolio will be invested as follows: 7.5% in Aaa/AAA, 35% in Aa/AA, 45% in A, 5% in BBB/Baa, and 7.5% in BB/Ba. The Fund anticipates that, upon the full investment of the net proceeds of this offering, the average credit quality of its investments will be A+. The Fund will generally invest in securities with intermediate- or long-term maturities. The Fund anticipates having a weighted average maturity of 15 to 35 years. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately 10 years from the date of purchase by the Fund. Current market conditions may change and the Fund may not be able to invest its initial portfolio as planned.

DEFENSIVE POSITION; INVEST-UP PERIOD

During temporary defensive periods (e.g., times when, in NAM’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the municipal securities market adversely affect the price at which long-term or intermediate-term municipal securities are available) or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal securities maturing in three years or less from the date of issuance) and municipal commercial paper. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See “Portfolio Composition—Hedging Strategies and Other Uses of Derivatives” in this Statement of Additional Information. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments” in the Prospectus.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during

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periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive municipal securities available in the market. The Fund may invest in investment companies that are advised by NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Fund may indirectly be subject to risks related to leverage. Market value of leveraged shares will tend to fluctuate more than the market value of unleveraged shares.

PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish the Fund’s investment objectives. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page 25 of the Fund’s Prospectus, they will be reflected in the Fund’s total return.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM (“the management agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2013 annual meeting, the Class II trustees serving until the 2011 annual meeting and the Class III trustees serving until the 2012 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale and Carole E. Stone are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner, Jack B. Evans, and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 75 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 124 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Robert P. Bremner* 333 West Wacker Drive Chicago, IL60606 (8/22/40)	Chairman of the Board and Trustee	Term—Class III Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.	199	N/A

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Class III Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm).	199	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Class I Length of service— Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005) of Beta Gamma Sigma International Society; formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	199	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Class II Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.	199	See Principal Occupation description

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Class III Length of service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	199	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Class I Length of service— Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	199	N/A

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Class I Length of service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Class II Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004) Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007); Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199	N/A

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
John P. Amboian** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Class II Length of service— Since 2008	Chief Executive Officer (since 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	199	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
**	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until July 2010— Length of Service— Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	199

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term—Until July 2010— Length of Service—Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments; Executive Vice President (since 2005) of Nuveen Commodities Asset Management, LLC.	124

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Mark J.P. Anson* 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term—Until July 2010—Length of Service—Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term—Until July 2010—Length of Service—Since 2007	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	124

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term—Until July 2010—Length of Service—Since 2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2010—Length of Service—Since 2002	Vice President of Nuveen Investments, LLC (since 2002); Vice President of Nuveen Asset Management (since 2005).	199

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until July 2010—Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2010—Length of Service—Since 1998	Managing Director (since 2004) of Nuveen Investments LLC; Managing Director (since 2005) of Nuveen Asset Management.	199

*	Nuveen Investments, Inc. has announced that Mr. Anson will be leaving the company in early April 2010.

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2010— Length of Service— Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until July 2010— Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	199

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term—Until July 2010— Length of Service—Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	135

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term—Until July 2010— Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President (2006-2008); formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	199

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2010— Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	199

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until July 2010— Length of Service— Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 1988	Senior Vice President (since 2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2010— Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant Secretary (since 2007) Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Nuveen Funds	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until July 2010— Length of Service— Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	135

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term—Until July 2010— Length of Service— Since 2009	Senior Vice President (since 2010), Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term—Until July 2010— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “Trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Funds by the investment advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and

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experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is

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also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent Trustee of the Funds.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone.

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The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an Independent Trustee candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth.

Board Diversification and Trustee Qualifications. Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current Trustee should serve as a Trustee of the Funds.

John P. Amboian

Mr. Amboian, an interested Trustee of the Funds, joined Nuveen Investments, Inc. (“Nuveen”) in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with

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the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank

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One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and is a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and was Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

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INDEPENDENT CHAIRMAN

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the annual meeting of shareholders in 2010; Class II trustees will serve until the annual meeting of shareholders in 2011; and Class III trustees will serve until the annual meeting of shareholders in 2012. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus.

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2009:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John M. Amboian	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	Over $100,000
Terence J. Toth	None	Over $100,000

No trustee who is not an interested person of the Fund or his immediate family member owns beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

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COMPENSATION

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$926	—	$265,996
Jack B. Evans	765	—	239,830
William C. Hunter	658	—	194,333
David J. Kundert	757	—	252,913
William J. Schneider	773	—	258,133
Judith M. Stockdale	697	—	219,480
Carole E. Stone	658	—	186,750
Terence J. Toth	743	—	247,289

(1)	Based on the estimated compensation to be earned by the independent trustees for the period ending March 31, 2011, representing the Fund’s first full fiscal year, for services to the Fund.
(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.
(3)	Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2009 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board of Trustees receives $50,000, the chairpersons of the

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Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER

NAM, the Fund’s investment adviser, will be responsible for determining the Fund’s overall investment strategy and its implementation. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, including biographies of each of the Fund’s portfolio managers and further information about the investment management agreement between the Fund and NAM, see “Management of the Fund” in the Prospectus.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $145 billion of assets under management as of December 31, 2009 of which approximately $69 billion was in municipal securities. According to Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (123) and the amount of fund assets under management (approximately $46 billion) as of December 31, 2009.

Nuveen Investments provides high quality investment services designed to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management Team. Daniel J. Close and John Miller are the Fund’s portfolio managers at NAM and have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

In addition to serving as a portfolio manager to the Fund, Mr. Close is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of March 1, 2010 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	22	$4.0 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	6	$50.2 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.

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In addition to serving as a portfolio manager to the Fund, Mr. Miller is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of March 1, 2010 unless otherwise indicated.

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	3	$4.9 billion
Other Pooled Investment Vehicles	1	$99.0 million
Other Accounts	9	$1.5 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. The Fund’s portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.

Base Salary. The Fund’s portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash Bonus. The Fund’s portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. NAM; however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable

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regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, Mr. Close and Mr. Miller do not beneficially own any Common Shares issued by the Fund.

Unless earlier terminated as described below, the Fund’s management agreement with NAM will remain in effect until August 1, 2011. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Fund, NAM, Nuveen and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the Securities and Exchange Commission on Form N-PX, provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Fund, NAM will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of NAM’s legal and compliance departments, in consultation with the Board of Trustees, will examine the conflict of interest and seek to resolve such conflict in the best interest of the Fund. If a member

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of NAM’s legal or compliance department or the Board of Trustees has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, NAM is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of NAM except in compliance with the 1940 Act.

It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.

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DESCRIPTION OF SHARES

COMMON SHARES

For a description of the Fund’s Common Shares, see “Description of Shares—Common Shares” in the Prospectus.

PREFERRED SHARES

The Fund has no current intention to issue Preferred Shares. However, the Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any

46

class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in this Statement of Additional Information. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any future issuance of Preferred Shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as Preferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any Preferred Shares.

BORROWINGS

The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. The Fund may issue Debt (as such term is defined in the Fund’s Prospectus) and may secure any such Debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Debt, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of any such Debt over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Debt, must have an asset coverage of at least 300%. With respect to any such Debt, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Debt represented by senior securities issued by the Fund. Certain types of Debt may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

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The rights of lenders to the Fund to receive interest on and repayment of principal of any such Debt would be senior to those of the Common Shareholders, and the terms of any such Debt may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code (as defined under “Tax Matters”), the Fund would repay the Debt. Any Debt will likely be ranked senior or equal to all other existing and future Debt of the Fund. In addition to Debt, the Fund also may borrow up to an additional 5% of its total assets for temporary emergency purposes.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Debt to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of

48

non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or Common Shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares outstanding at the time. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or Common Shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and Common Shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal tax matters is based on the advice of K&L Gates LLP, special counsel to the Fund.

The following is intended to be a general summary of certain federal income tax consequences of investing, holding and disposing of Common Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors (including Common Shareholders with large positions in the Fund). Investors are advised to consult with their own tax advisors before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income

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from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

If the Fund invests in certain bonds that generate federal tax credits, it may make an election to pass through the credits to its shareholders. If such an election is made, the Fund will be required to (i) include in gross income for the tax year, as interest, an amount equal to the amount that the Fund would have included in gross income relating to the credits if the election had not been made and (ii) increase the amount of its dividends paid deduction for the tax year by the amount of the income. In addition, each shareholder of the Fund (a) will be required to include in gross income an amount equal to the shareholder’s proportionate share of the interest income attributable to the credits and (b) will be permitted to take its proportionate share of the credits against its taxes. If the Fund makes this election, it will inform shareholders concerning their allocable share of tax credits as part of its annual reporting to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its

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taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Distributions to shareholders of net investment income received by the Fund and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2011, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The Internal Revenue Service (the “IRS”) indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends or ordinary income dividends in a manner that allocates such dividends between the holders of the Common Shares and the Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long-term and

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short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxes at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2010. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

EXPERTS

The Financial Statements of the Fund as of March 17, 2010 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance on their report given on their authority as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Suite 1700 Chicago, IL 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder

Nuveen Build America Bond Fund

We have audited the accompanying statement of assets and liabilities of Nuveen Build America Bond Fund (the “Fund”) as of March 17, 2010, and the related statement of operations for the period from December 4, 2009 (date of organization) through March 17, 2010. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nuveen Build America Bond Fund at March 17, 2010, and the results of its operations for the period from December 4, 2009 (date of organization) through March 17, 2010, in conformity with US generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois

March 18, 2010

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NUVEEN BUILD AMERICA BOND FUND

Statement of Assets and Liabilities

March 17, 2010

Assets:
Cash	$100,275
Offering costs	400,000
Receivable from Adviser	11,000

Total assets	511,275

Liabilities:
Accrued offering costs	400,000
Payable for organization expenses	11,000

Total liabilities	411,000

Net assets	$100,275

Shares outstanding	5,250

Net asset value per share outstanding ($100,275 divided by 5,250 shares outstanding)	$19.10

Net assets consist of:
Shares, $.01 par value; unlimited number of shares authorized, 5,250 shares outstanding	$53
Paid-in surplus	100,222

Net assets	$100,275

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NUVEEN BUILD AMERICA BOND FUND

Statement of Operations

Period from December 4, 2009 (date of organization) through March 17, 2010

Investment income	$—

Expenses:
Organization expenses	11,000
Expense reimbursement	(11,000)

Total expenses	—

Net investment income	$—

(1) The Fund

Nuveen Build America Bond Fund (the “Fund”) was organized as a Massachusetts business trust on December 4, 2009. The Fund has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,250 shares to Nuveen Asset Management, the Fund’s investment adviser (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

The Fund seeks to provide current income and secondarily to enhance portfolio value and total return. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”).

If, for any twenty-four month period ending on or prior to December 31, 2014, there are no new issuances of Build America Bonds or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Fund will terminate on or around June 30, 2020.

(2) Significant Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(3) Organization Expenses and Offering Costs

The Adviser has agreed to (i) reimburse all organization expenses of the Fund (approximately $11,000) and (ii) pay all offering costs (other than sales load) that exceed $.04 per share. Based on an estimated offering size of $200,000,000 (approximately 10,000,000 shares), the Fund would pay a maximum of $400,000 of offering costs and the Adviser would pay all offering costs in excess of $400,000, which is currently estimated to be $510,000 The Fund’s share of offering costs will be recorded as a reduction of the proceeds from the sale of the shares upon commencement of Fund operations.

55

(4) Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee: The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
First $125 million	0.4500%
Next $125 million	0.4375
Next $250 million	0.4250
Next $500 million	0.4125
Next $1 billion	0.4000
$2 billion and over	0.3875

Complex-Level Fee: The annual complex-level fee, payable monthly, shall be applied according to the schedule below.

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

(1)	For this Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in tender option bond trusts of which the Fund owns the residual interest certificates that has been effectively financed by the trust’s issuance of floating rate certificates. The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds. As of December 31, 2009, the complex-level fee was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

56

(5) Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains.

57

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Build America Bond Fund

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

                , 2010

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.1	Declaration of Trust dated December 4, 2009. (1)

a.2	Amended and Restated Declaration of Trust dated March 16, 2010.

b.	By-laws of Registrant. (1)

c.	None.

d.	None.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.

g.	Investment Management Agreement.

h.1	Form of Underwriting Agreement.

h.2	Form of Dealer Letter Agreement.

h.3	Form of Nuveen Master Selected Dealer Agreement.

h.4	Form of Merrill Lynch Standard Dealer Agreement.

h.5	Form of Merrill Lynch Master Agreement Among Underwriters.

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).

j.2	Appendix A to Custodian Agreement dated . *

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002 (the “Transfer Agency Agreement”).

k.2	Schedule A to the Transfer Agency Agreement dated . *

l.1	Opinion and Consent of K&L Gates LLP.

l.2	Opinion and Consent of Bingham McCutchen LLP.

m.	Not Applicable.

n.	Consent of Ernst & Young LLP.

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated March 17, 2010.

q.	None.

r.	Code of Ethics of Nuveen Investments.

s.	Powers of Attorney.

*	To be filed by amendment.
(1)	Filed on February 18, 2010 with Registrant’s Registration Statement on Form N-2 (File No. 333-164974) and incorporated by reference herein.

Item 26:	Marketing Arrangements

See Sections 2, 4 and 10 of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement filed as Exhibit h.2 to this Registration Statement.

See Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See the Introductory Paragraph and Paragraphs 2, 3, and 4 of the Form of Merrill Lynch Standard Dealer Agreement filed as Exhibit h.4 to this Registration Statement.

See the Introductory Paragraph and Sections 2 through 9 and 14 of the Form of Merrill Lynch Master Agreement Among Underwriters filed as Exhibit h.5 to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees		$1.43
Financial Industry Regulatory Authority fees		503.00
Promotion			*
Printing and engraving expenses			*
Legal Fees			*
Underwriters reimbursement			*
Exchange listing fees			*
Audit			*
Miscellaneous expenses			*

Total	$		*

*	To be provided by amendment.

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At March 22, 2010:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	1

Item 30:	Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or

2

otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

3

The trustees and officers of the Registrant are covered by Investment Adviser and Mutual Fund Professional and Directors and Officers Liability policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $2,500,000 deductible for all other claims, with $0 deductible for individual insureds.

Section      of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V and Nuveen Managed Accounts Portfolios Trust.

NAM has no other clients or business at the present time. For a description of any other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serves as officer or trustee of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under “Management of the Fund” in Part B of this Registration Statement. Such information for the remaining executive officers of NAM appears below:

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Fiscal Year
Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Managing Director and Assistant Secretary of Nuveen Investments Holdings, Inc., and Nuveen Investments Advisers, Inc.; Vice President and Assistant Secretary of Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC, NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, NWQ Investment Management Company LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Symphony Asset Management, LLC.

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Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Fiscal Year
Sherri A. Hlavacek, Vice President, Corporate Controller and Treasurer	Managing Director, Corporate Controller and Treasurer of Nuveen Investments, Inc., and Nuveen Investments, LLC; Vice President, Corporate Controller and Treasurer of Nuveen Investments Holdings, Inc.; Vice President and Corporate Controller of Nuveen Investments Advisers Inc.; Vice President of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. Services Group LLC; Certified Public Accountant

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Institutional Services Group LLC, Symphony Asset Management LLC and Santa Barbara Asset Management LLC; Chief Compliance Officer of Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of NWQ Holdings, LLC.

John L. MacCarthy, Executive Vice President, Director and Secretary	Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Santa Barbara Asset Management, LLC.

The principal business address of Nuveen Investments, Inc. and its affiliates is 333 West Wacker Drive, Chicago, Illinois 60606.

Item 32:	Location of Accounts and Records

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-laws, minutes of Trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NAM.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

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3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 29th day of March, 2010.

NUVEEN BUILD AMERICA BOND FUND /s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	March 29, 2010

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	March 29, 2010

Robert P. Bremner*	Chairman of the Board and Trustee

John P. Amboian*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

David J. Kundert*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

William J. Schneider*	Trustee

Terence J. Toth*	Trustee

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Attorney-In-Fact
March 29, 2010

*	The original powers of attorney authorizing Kevin J. McCarthy, Larry Martin, Gifford R. Zimmerman and Eric Fess, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith as an Exhibit.

INDEX TO EXHIBITS

a.1	Declaration of Trust dated December 4, 2009. (1)

a.2	Amended and Restated Declaration of Trust dated March 16, 2010.

b.	By-laws of Registrant. (1)

c.	None.

d.	None.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.

g.	Investment Management Agreement.

h.1	Form of Underwriting Agreement.

h.2	Form of Dealer Letter Agreement.

h.3	Form of Nuveen Master Selected Dealer Agreement.

h.4	Form of Merrill Lynch Standard Dealer Agreement.

h.5	Form of Merrill Lynch Master Agreement Among Underwriters.

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).

j.2	Appendix A to Custodian Agreement dated . *

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002 (the “Transfer Agency Agreement”).

k.2	Schedule A to the Transfer Agency Agreement dated . *

l.1	Opinion and Consent of K&L Gates LLP.

l.2	Opinion and Consent of Bingham McCutchen LLP.

m.	Not Applicable.

n.	Consent of Ernst & Young LLP.

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated March 17, 2010.

q.	None.

r.	Code of Ethics of Nuveen Investments.

s.	Powers of Attorney.

*	To be filed by amendment.
(1)	Filed on February 18, 2010 with Registrant’s Registration Statement on Form N-2 (File No. 333-164974) and incorporated by reference herein.